UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-24071

Ellington Credit Company
(Exact Name of Registrant as Specified in Its Charter)

53 Forest Avenue, Suite 301
Old Greenwich, CT 06870
(203) 698-1200
(Address and telephone number, including area code, of principal executive offices)
Daniel Margolis
Ellington Credit Company
53 Forest Avenue, Suite 301
Old Greenwich, CT 06870
(Name and address of agent for service)

Date of fiscal year end: March 31
Date of reporting period: September 30, 2025

Item 1.    Report to Stockholders
The semi-annual report to shareholders of the registrant for the six-month period ending September 30, 2025, is filed herewith.
ELLINGTON CREDIT COMPANY

Letter to Shareholders and Management’s Discussion of Fund Performance
Dear Fellow Shareholders:
We are pleased to provide you with the inaugural semi‐annual report of Ellington Credit Company (NYSE: EARN) (“we,” “us,” “our,” or the “Fund”) for the six-month period ended September 30, 2025. This marks our first letter to shareholders since completing our April 1, 2025 conversion to a closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”).
Following the Conversion, the Fund continues to be externally advised by an affiliate of Ellington Management Group, L.L.C., a leading fixed-income investment manager founded in 1994. The Fund benefits from Ellington’s three decades of experience in structured credit investing, portfolio construction, and disciplined risk management.
The Fund’s common shares trade on the New York Stock Exchange under the ticker symbol “EARN.” As of September 30, 2025, the net asset value (“NAV”) per common share was $5.99, and there were approximately 37.6 million common shares outstanding. The closing price per share of our common shares on September 30, 2025 was $5.45, which represented a 9.0% discount to NAV per common share.
INVESTMENT OBJECTIVES AND STRATEGY
Our primary investment objectives are to generate attractive current income and risk-adjusted total returns for shareholders. We seek to achieve these investment objectives by investing primarily in the mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations predominantly backed by portfolios of non-investment-grade, first-lien senior secured corporate loans. Certain CLOs may also hold a limited portion (typically less than 10%) of other corporate credit assets, such as second-lien or unsecured loans and bonds.
Our investment philosophy emphasizes value, diversification, and flexibility across the CLO capital structure. We allocate dynamically between mezzanine debt and equity tranches and across both U.S. and European markets, allowing us to shift up or down in the capital structure and across geographies as fundamentals and valuations evolve. Active trading is a core element of our strategy. During the six-month period ended September 30, 2025, we executed 171 discrete CLO trades, reflecting our commitment to identifying and monetizing relative-value opportunities as they emerge.
We employ moderate leverage, with total debt representing about 78% of total net assets as of September 30, 2025. As of September 30, 3025, all of our borrowings consisted of reverse repurchase agreements, with an average overall funding cost of 5.09%. We continue to evaluate the potential issuance of longer-term unsecured debt to expand our earnings capacity.
We complement our active trading approach with disciplined risk management. To that end, we opportunistically use derivative instruments to hedge against adverse credit events and credit-spread widening. These hedges, together with prudent leverage and liquidity management as well as rigorous portfolio monitoring, are designed to protect NAV and reduce volatility across market cycles.
KEY ACCOMPLISHMENTS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2025
•Generated GAAP net income of $14.5 million, or $0.39 per common share, corresponding to an annualized NAV-based total return1 of 15.8%.
•Produced net investment income ("NII") of $15.0 million, or $0.40 per common share.
•Achieved full distribution coverage by NII in September, underscoring the income-generating strength of our portfolio.
•Declared total distributions of $0.48 per common share ($0.08 per month).
•Following the Conversion, efficiently liquidated all remaining mortgage-related assets and hedges with minimal NAV impact (approximately $0.01 per common share).
•Expanded CLO portfolio2 by approximately 52% to $380 million.
◦171 CLO trades, consisting of $206.3 million of portfolio purchases and $45.1 million of portfolio sales.
◦Generated $2.1 million of net realized gains, or $0.06 per common share, from opportunistic sales and redemptions.
1 Total return based on NAV is calculated assuming shares of the Fund’s common stock were purchased at the NAV per common share at the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Fund’s DRIP, and the total number of shares were sold at the Fund’s NAV per common share on the last day of the period.
2 Also includes CLO-related corporate debt and equity securities.

•Weighted average GAAP yield for the period, based on amortized cost, of 15.6%, on the total CLO portfolio.
•Received $32.1 million, or $0.85 per common share, in recurring cash distributions3 from CLO portfolio2 during the period, which was well in excess of total Fund expenses and distributions.
•NAV per common share was $5.99 as of September 30, 2025.
Portfolio Overview
Shortly after the Conversion, we completed the disposition of our legacy mortgage-related assets and hedges, with minimal impact on NAV, and began rapidly expanding our CLO portfolio. The timing of the Conversion proved advantageous, as heightened macroeconomic uncertainty following the unexpected tariff announcements in early April led to sharp declines in asset prices and elevated market volatility. We were able to capitalize on this opportunity by efficiently redeploying capital from the mortgage dispositions into CLO investments near their April lows, ahead of the subsequent market rebound. We continued to identify and execute high-conviction investments throughout the six-month period as conditions stabilized and opportunities evolved.
During this period, we emphasized purchases of seasoned mezzanine debt tranches, which offer attractive yields and downside protection, while moderating exposure to new-issue equity given less appealing pricing dynamics. We also continued to rotate into higher-quality, longer-dated equity positions in the secondary market. We executed 171 discrete CLO trades, purchasing about $206.3 million of CLO investments and selling $45.1 million. As a result, our CLO portfolio grew by 52%, from $250 million at March 31, 2025 to $380 million at September 30, 2025. As shown in the table below, our holdings at period-end consisted of $194.0 million of equity tranches ($184.8 million dollar-denominated and $9.2 million non-dollar-denominated) and $185.5 million of mezzanine debt tranches ($142.0 million dollar-denominated and $43.5 million non-dollar-denominated). The portfolio generated $32.1 million in recurring cash distributions, or $0.85 per common share, over the period. While we continue to invest opportunistically in both U.S. dollar and non-dollar-denominated CLOs based on relative value, we expect our portfolio to remain predominantly U.S. dollar-denominated.
The following table summarizes the composition of the investment portfolio as of September 30, 2025.

	Amortized Cost	Fair Value	% of Total Investments
	(In thousands)
U.S. CLO debt	$140,385	$142,007	37.3%
European CLO debt	41,770	43,541	11.5%
Total CLO debt	182,155	185,548	48.8%
U.S. CLO equity	185,970	184,838	48.6%
European CLO equity	9,468	9,208	2.4%
Total CLO equity	195,438	194,046	51.0%
Total CLO debt and equity	377,593	379,594	99.8%
Other investments	635	678	0.2%
Total investments	$378,228	$380,272	100.0%
Our CLO portfolio is diversified across U.S. and European markets and represents more than 75 underlying collateral managers, providing exposure to over 2,200 underlying corporate obligors across a wide range of industries. As of September 30, 2025, the weighted-average maturity of the corporate loans underlying our CLO portfolio was approximately 4.2 years, with an average facility size of $1.6 billion, supporting loan liquidity.
As credit markets recovered and spreads tightened during the period, we added to our credit hedges at attractive entry points, while also maintaining a foreign currency hedge portfolio to manage exposure related to our European CLO investments. Our selective use of credit hedges, combined with prudent leverage and liquidity management, is designed to protect against downside risk and maintain flexibility as market conditions evolve.
Portfolio Performance
Our investment portfolio generated strong results during the six-month period ended September 30, 2025. We began the period by exiting our legacy mortgage-related investments, and redeployed the proceeds into CLO investments following the April tariff-related sell-off, a timely move that boosted performance.
3 Recurring cash distributions primarily includes distributions received from our CLO investments but excludes cash received from CLO redemptions or sales during the quarter. Recurring cash distributions includes certain cash distributions that may be characterized as return of capital.

Overall, our results for the period were driven by strong net investment income and net realized and unrealized gains on CLO mezzanine debt. Active trading, as well as deal calls of mezzanine debt positions owned at discounts to par, contributed to realized gains. Offsetting these gains were net unrealized losses on CLO equity and net realized and unrealized losses on credit hedges designed to protect against downside risk. Notably, we achieved full distribution coverage by NII in September, underscoring the income-generating strength of our portfolio going forward.
At September 30, 2025, our CLO portfolio had a fair value of $379.6 million and a weighted average projected yield of 13.4%, based on fair value, and we held cash and cash equivalents of $20.1 million.
Market Overview
The six-month period ended September 30, 2025 began with pronounced volatility across most major asset classes, driven by investor concerns over tariffs and the potential for a broad economic slowdown. In early April, this uncertainty led to a spike in volatility, substantial widening in corporate credit spreads, and declines in leveraged loan prices across the U.S. and Europe. Market sentiment improved quickly, however, following the April 9 announcement of a 90-day pause on most tariffs, prompting a rebound in risk assets. Corporate credit spreads tightened and volatility declined over the remainder of the second calendar quarter, while sustained demand for leveraged loans and improving borrower fundamentals supported the CLO market.
Momentum carried into the third calendar quarter, as credit markets benefited from a dovish shift by the Federal Reserve, which delivered its first interest rate cut of the year in September. Despite increased credit dispersion within the high-yield corporate bond market, corporate credit spreads tightened overall. Major equity indexes also rose on expectations of additional monetary easing.
In the U.S. leveraged loan market, overall index prices rose during the six-month period, but performance varied sharply by credit quality. Lower-quality CCC-rated loans underperformed amid idiosyncratic default concerns, while higher-quality single-B-rated loans advanced on sustained CLO demand, further highlighting the theme of credit dispersion. The trailing 12-month default rate on the Morningstar LSTA U.S. Leveraged Loan Index rose from 0.82% at March 31 to 1.39% at September 30, 2025.
Repricing activity remained elevated throughout the six-month period as callable, higher-quality loans continued to be repriced at lower rates, with price premiums on those loans giving way to new issuance at par with tighter spreads. In Europe, leveraged loan prices lagged the U.S., largely due to more extensive repricing activity.
Leveraged loan issuance totaled a robust $640 billion during the six-month period, including $272 billion of repricings. Total CLO issuance was just over $265 billion during the period, including more than $160 billion of refinancings and resets, as equity investors and CLO managers capitalized on tightening debt spreads to refinance or reset existing deals. Despite intermittent market volatility, year-to-date issuance through September 2025 surpassed issuance over the same period in 2024, which was then a record for new CLO issuance.
U.S. and European CLO debt spreads generally tightened during the six-month period, supported by steady capital inflows. Higher-quality, seasoned mezzanine debt tranches outperformed as loan prepayment and repricing activity remained elevated. CLO equity also benefited from the tightening in debt spreads, which allowed equity investors to refinance or reset liabilities at lower coupons, though this was partly offset in both the U.S. and Europe by continued loan repricings and isolated default concerns.
Looking ahead, fundamentals appear supportive of continued strength in the CLO market. As of September 30, over 35% of loans still trade above par, suggesting some ongoing repricing risk, though at a diminishing pace given the prevalence of “soft-call protection” (i.e., prepayment penalties, typically for the first 6 to 12 months following origination. Less than 1% of loans mature before 2027, indicating limited near-term refinancing pressure, while the share of loans rated CCC+ or below has fallen to 5.2%, near recent lows. Meanwhile, the demand for loans remains strong due to continued demand from the primary CLO market, where issuance has been robust amid strong capital inflows into the asset class.

DISTRIBUTIONS
For the six-month period ended September 30, 2025, we paid monthly distributions totaling $0.48 per common share. During and subsequent to the six-month period ended September 30, 2025, our Board declared the following distributions on our common shares:

Declaration Date	Record Date	Payment Date	Distribution per common share
April 3, 2025	April 30, 2025	May 27, 2025	$0.08
May 7, 2025	May 30, 2025	June 30, 2025	0.08
June 9, 2025	June 30, 2025	July 31, 2025	0.08
July 8, 2025	July 31, 2025	August 29, 2025	0.08
August 7, 2025	August 29, 2025	September 30, 2025	0.08
September 8, 2025	September 30, 2025	October 31, 2025	0.08
October 7, 2025	October 31, 2025	November 28, 2025	0.08
November 10, 2025	November 28, 2025	December 31, 2025	0.08
We have also adopted a dividend reinvestment plan (“DRIP”), which enables shareholders to compound returns by automatically reinvesting cash distributions in additional common shares of the Fund at a 5% discount to the then-current market price. We generally issue new shares under the plan, although the Board reserves the right to authorize open-market purchases of shares in connection with the plan. The plan is administered by Equiniti Trust Company, LLC, as plan agent.
CONCLUDING THOUGHTS
The six-month period ended September 30, 2025, was a pivotal one for the Fund. Our successful transition to a closed-end fund, active redeployment of capital, strong performance, and continued support from the Ellington platform have positioned the Fund for long-term success. We enter this new phase with a focused investment strategy, a disciplined risk management process, and a portfolio designed to navigate both volatility and opportunity.
Our investment portfolio remains well diversified across equity and mezzanine debt, in the U.S. and Europe. While tariffs, AI, recessionary fears, and volatile interest rates have introduced new sources of uncertainty, the diversification of our portfolio, combined with our credit hedging, helps us navigate these risks.
Looking ahead, with default rates low, credit fundamentals relatively stable, and capital inflows into the sector strong, we remain constructive on the CLO market. At the same time, ongoing dispersion of credit performance continues to create opportunities for active managers, like us, to generate excess returns through selective trading and tactical capital rotation. I believe that our balanced approach—mezzanine debt for stability, equity for upside, and hedging for protection—positions us to continue delivering compelling income and total returns for our shareholders, while maintaining the agility to adapt as market conditions evolve.
Thank you for your continued support and confidence.
Laurence E. Penn
Chief Executive Officer & President
About Ellington Credit Company
The Fund is a non-diversified closed-end fund that seeks to provide attractive current yields and risk-adjusted total returns by investing primarily in corporate CLOs, with a focus on mezzanine debt and equity tranches. The Fund is externally managed and advised by an affiliate of Ellington Management Group, L.L.C., a leading fixed-income investment manager founded in 1994. The Fund benefits from Ellington’s extensive experience and deep expertise in portfolio management, credit analysis, and risk management.

Special Note Regarding Forward-Looking Statements
When used in this Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, in future filings with the Securities and Exchange Commission, or the "SEC," or in press releases or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms or references to strategy, plans or intentions, are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions.
Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates on corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, a deterioration in the market for collateralized loan obligations, our ability to adapt to the new regulatory regime associated with our conversion to a closed-end fund/RIC, potential business disruption related to our conversion to a closed-end fund/RIC, ability to achieve the anticipated benefits of our conversion to a closed-end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, increased tariffs, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under the heading “Risk Factors” in our Registration Statement on Form N-2, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, and it is not possible for us to predict or identify them all. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Summary of Certain Portfolio Characteristics (Unaudited)
The below chart summarizes the Fund’s investment portfolio as of September 30, 2025:

Portfolio Overview
Euro Denominated CLO Equity; $9.2 million
U.S. Dollar Denominated CLO Debt; $142.0 million
Euro Denominated CLO Debt; $43.5 million
U.S. Dollar Denominated CLO Equity; $184.8 million
Other; $0.7 million
U.S. Dollar Denominated CLO Equity
U.S. Dollar Denominated CLO Debt
Other
Euro Denominated CLO Equity
Euro Denominated CLO Debt

The following provides details on the underlying CLO portfolio as of September 30, 2025. The information is presented on a look-through basis to the CLO tranches (both equity and mezzanine) held by the Fund as of September 30, 2025 and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments.

SUMMARY OF UNDERLYING PORTFOLIO(1)(2)
Number of Unique Underlying Loan Issuers	2,223
Floating Rate Loan Spread	3.28%
Junior Over-collateralization Cushion(3)	4.57%
Percentage of Loans that are Senior Secured(4)	95.6%
Loan Credit Rating(5)	B+/B
Loan Maturity	4.2 years
Loan Facility Size	$1.6 billion
Currency: USD/EUR Exposure	86%/14%
(1)Includes corporate bonds.
(2)This data is estimated and is derived from sources including CLO trustee reports, custody statements, and other information received from CLO collateral managers and other third party sources. Weighted averages shown unless otherwise indicated.
(3)Weighted average junior over-collateralization cushion is calculated solely with respect to positions in CLO equity tranches.
(4)Represents the percentage of the total collateral underlying the Fund’s CLO investments (including corporate loans and bonds) that are characterized as senior secured loans.
(5)Based on loan credit ratings assigned by Standard & Poor’s (“S&P”) or, for loans without an S&P rating, the S&P-equivalent rating of another rating agency that does/did rate the loan.

The following charts provide additional information on the assets underlying the Fund’s CLO portfolio as of September 30, 2025:

CLO PORTFOLIO - UNDERLYING ASSET TYPE

Second Lien, Floating Rate, and First Lien, Fixed Rate Leveraged Loans, 4%
Corporate Bonds, 1%
First Lien, Floating Rate Leveraged Loan, 95%

Consolidated Financial Statements for the Six-Month Period Ended September 30, 2025

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

(In thousands, except share and per share amounts)	September 30, 2025
ASSETS	(Expressed in U.S. Dollars)
Investments, at fair value (cost $378,228)	$380,272
Cash and cash equivalents	20,085
Due from brokers	7,148
Financial derivatives–assets, at fair value (Net upfront premiums paid (received) $2,009)	1,046
Receivable for securities sold	1,693
Interest and principal receivable	4,823
Other assets	673
Total Assets	415,740
LIABILITIES
Reverse repurchase agreements (Note 5)	175,333
Payable for securities purchased	1,708
Due to brokers	234
Financial derivatives–liabilities, at fair value (Net upfront premiums paid (received) $(4,626))	4,596
Distributions payable	3,005
Accrued expenses and other liabilities	2,316
Management fee payable to affiliate	854
Performance fee payable to affiliate	1,796
Interest payable	811
Total Liabilities	190,653
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to common shares of beneficial interest, no par value, unlimited shares authorized, 37,567,849 shares issued and outstanding	$225,087
COMPOSITION OF NET ASSETS
Paid-in-capital	400,376
Total distributable earnings/(accumulated losses)	(175,289)
Total Net Assets	$225,087
Net asset value per common share	$5.99
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
($ in thousands)
Collateralized Loan Obligations—Debt
United States
Structured Finance
37 Capital CLO Ltd (5)(7)	Secured Note - Class E, 11.78% (SOFR + 7.46% due October 15, 2034)	08/05/25	$1,670	$1,670	$1,665	0.74%
ABPCI DIRECT LENDING FUND CLO XV LTD (5)(7)	Secured Note - Class E, 12.91% (SOFR + 8.6% due October 30, 2035)	04/24/25	3,000	3,011	3,010	1.34%
Atlas Senior Loan Fund LTD (5)(7)	Secured Note - Class E, 10.28% (SOFR + 5.96% due January 15, 2031)	07/22/25	1,850	1,766	1,727	0.77%
Atlas Senior Loan Fund XIV (5)(6)(7)	Secured Note - Class E, 11.53% (SOFR + 7.2% due July 20, 2032)	05/16/24	1,250	1,032	1,126	0.50%
Atlas Static Senior Loan Fund I Ltd (5)(7)	Secured Note - Class E, 12.83% (SOFR + 8.51% due July 15, 2030)	04/07/25	2,970	2,960	2,978	1.32%
Bain Capital Credit CLO 2017-2 Ltd (5)(7)	Secured Note - Class ER3, 11.66% (SOFR + 7.34% due July 25, 2037)	06/24/25	6,560	6,560	6,628	2.94%
Bain Capital Credit CLO 2022-2 Ltd (5)(7)	Secured Note - Class ER, 11.68% (SOFR + 7.35% due April 22, 2035)	06/13/25	1,620	1,620	1,628	0.72%
Ballyrock Ltd (5)(7)	Secured Note - Class D, 11.44% (SOFR + 7.11% due April 20, 2035)	08/20/25	2,130	2,130	2,118	0.94%
Blackrock MT Hood CLO X LLC (5)(7)	Secured Note - Class E, 14.37% (SOFR + 10.04% due April 20, 2035)	04/29/25	2,458	2,445	2,459	1.09%
Canyon Capital CLO Ltd (5)(7)	Secured Note - Class ERR, 11.82% (SOFR + 7.5% due July 15, 2037)	07/24/25	650	646	646	0.29%
Canyon Capital CLO Ltd (7)	Secured Note - Class ER, 10.33% (SOFR + 6.01% due July 15, 2031)	07/15/25	1,500	1,486	1,475	0.66%
CIFC Funding Ltd (5)(7)	Secured Note - Class B2LR, 11.11% (SOFR + 6.78% due October 18, 2030)	09/11/25	2,834	2,825	2,820	1.25%
CIFC-LBC Middle Market CLO 2023-1 LLC (5)(7)	Secured Note - Class E, 13.63% (SOFR + 9.3% due October 20, 2035)	05/28/25	1,140	1,141	1,143	0.51%
Crestline Denali CLO XV Ltd (5)(7)	Secured Note - Class E1, 10.94% (SOFR + 6.61% due April 20, 2030)	03/28/25	1,500	1,485	1,498	0.67%
Crown City CLO III (5)(7)	Secured Note - Class D, 11.34% (SOFR + 7.01% due July 20, 2034)	05/08/25	2,000	1,915	1,936	0.86%
Crown Point CLO 9 Ltd (5)(7)	Secured Note - Class ER, 11.34% (SOFR + 7.02% due July 14, 2034)	05/06/25	2,500	2,471	2,497	1.11%
Crown Point CLO Ltd (5)(7)	Secured Note - Class E, 11.44% (SOFR + 7.11% due July 20, 2034)	07/01/25	1,700	1,688	1,702	0.76%
Dryden 54 Senior Loan Fund (5)(6)(7)	Secured Note - Class E, 10.79% (SOFR + 6.46% due October 19, 2029)	08/20/24	1,750	1,638	1,694	0.75%
Elevation CLO Ltd (5)(6)(7)	Secured Note - Class ER3, 11.97% (SOFR + 7.75% due July 25, 2038)	08/11/25	3,600	3,425	3,474	1.54%
First Eagle BSL CLO 2019-1 Ltd (5)(7)	Secured Note - Class D, 12.29% (SOFR + 7.96% due January 20, 2033)	05/16/25	5,590	5,504	5,544	2.46%
Fortress Credit BSL Limited (5)(7)	Secured Note - Class ER, 11.03% (SOFR + 6.71% due July 23, 2031)	07/30/25	1,000	1,003	1,006	0.45%
Fortress Credit BSL VIII Ltd (5)(7)	Secured Note - Class E, 11.6% (SOFR + 7.27% due October 20, 2032)	03/06/24	3,000	2,937	3,000	1.33%
Fortress Credit BSL XII Ltd (5)(7)	Secured Note - Class E, 11.71% (SOFR + 7.39% due October 15, 2034)	06/26/25	1,000	964	959	0.43%
Fortress Credit BSL XVII Ltd (5)(7)	Secured Note - Class E, 12.47% (SOFR + 8.15% due October 23, 2034)	06/10/24	1,250	1,250	1,251	0.56%
Greywolf CLO II Ltd (5)(7)	Secured Note - Class DRR, 11.63% (SOFR + 7.31% due April 15, 2034)	02/20/25	2,000	1,951	2,004	0.89%
HalseyPoint CLO 3 Ltd (5)(7)	Secured Note - Class ER, 12.42% (SOFR + 8.11% due July 30, 2037)	08/23/24	860	862	869	0.39%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
HalseyPoint CLO Ltd. (5)(7)	Secured Note - Class E, 11.3% (SOFR + 6.97% due April 20, 2034)	09/09/25	$1,250	$1,252	$1,251	0.56%
ICG US CLO 2014-1 Ltd (5)(7)	Secured Note - Class DR2, 12.94% (SOFR + 8.61% due October 20, 2034)	05/22/24	4,000	3,561	3,854	1.71%
ICG US CLO 2014-2 Ltd (5)(7)	Secured Note - Class ERR, 9.78% (SOFR + 5.46% due January 15, 2031)	01/15/25	1,750	1,527	1,554	0.69%
ICG US CLO 2017-1 Ltd (5)(7)	Secured Note - Class ERR, 11.94% (SOFR + 7.62% due July 28, 2034)	05/16/25	2,500	2,371	2,431	1.08%
Jamestown CLO Ltd (5)(7)	Secured Note - Class DR3, 10.76% (SOFR + 6.5% due July 25, 2034)	07/25/25	1,895	1,895	1,891	0.84%
Madison Park Funding XXIV Ltd (5)(7)	Secured Note - Class ER2, 11.38% (SOFR + 7.05% due October 20, 2029)	05/14/24	4,100	4,022	3,961	1.76%
Marathon CLO 2021-16 Ltd (5)(7)	Secured Note - Class DR, 11.17% (SOFR + 6.85% due April 15, 2034)	06/25/25	2,500	2,500	2,512	1.12%
Marathon CLO VI Ltd (6)	Secured Note - Class DRR, 10.64% (SOFR + 6.41% due May 13, 2028)	11/29/23	360	—	—	—%
MCF CLO IV LLC (5)	Secured Note - Class ERR, 13.24% (SOFR + 8.91% due October 20, 2033)	05/07/25	1,500	1,500	1,511	0.67%
MCF CLO LLC (5)(7)	Secured Note - Class ER, 12.33% (SOFR + 8% due April 18, 2036)	09/17/25	2,000	2,036	2,040	0.91%
Northwoods Capital 27 Ltd (5)(7)	Secured Note - Class E, 11.62% (SOFR + 7.3% due October 17, 2034)	02/20/25	1,150	1,084	1,127	0.50%
Ocean Trails CLO (5)(7)	Secured Note - Class ERR, 11.08% (SOFR + 6.76% due October 13, 2031)	07/15/25	8,690	8,551	8,690	3.86%
Octagon Investment Partners 44 (5)(7)	Secured Note - Class ER, 11.33% (SOFR + 7.01% due October 15, 2034)	07/23/25	3,920	3,612	3,450	1.53%
Octagon Investment Partners 50 (5)(7)	Secured Note - Class ER, 11.38% (SOFR + 7.06% due January 15, 2035)	07/18/25	1,500	1,445	1,402	0.62%
OZLM Ltd (5)(7)	Secured Note - Class DR, 12.21% (SOFR + 7.89% due January 15, 2035)	09/11/25	1,500	1,501	1,479	0.66%
OZLM XXIV Ltd (5)(6)(7)	Secured Note - Class D, 11.64% (SOFR + 7.31% due July 20, 2032)	10/25/24	2,600	2,133	2,422	1.08%
Parallel 2020-1 Ltd (5)(7)	Secured Note - Class DR, 11.09% (SOFR + 6.76% due July 20, 2034)	06/30/25	1,000	987	988	0.44%
Park Avenue Institutional Advisors (5)	Secured Note - Class DR2, 10.82% (SOFR + 6.75% due February 14, 2034)	09/24/25	1,670	1,670	1,670	0.74%
Park Avenue Institutional Advisers CLO Ltd 2021-2 (5)(7)	Secured Note - Class E, 11.59% (SOFR + 7.27% due July 15, 2034)	05/15/25	3,000	2,892	2,955	1.31%
Park Blue CLO Ltd (5)(13)	Secured Note - Class E, 9.5% (SOFR + 5.55% due October 25, 2038)	08/21/25	1,750	1,750	1,750	0.78%
Park Blue CLO Ltd (5)(6)(13)	Secured Note - Class F, 12.09% (SOFR + 8.14% due October 25, 2038)	08/21/25	100	95	95	0.04%
Rockford Tower CLO 2021-3 Ltd (5)(7)	Secured Note - Class ER, 11.74% (SOFR + 7.42% due January 15, 2038)	11/22/24	1,950	1,931	1,924	0.85%
Saratoga Investment Corp CLO 2013-1 Ltd (5)(6)(7)	Secured Note - Class ER3, 12.09% (SOFR + 7.76% due April 20, 2033)	09/13/24	2,000	1,417	1,549	0.69%
Symphony CLO XV Ltd (5)(6)(7)	Secured Note - Class ER2, 10.91% (SOFR + 6.59% due January 17, 2032)	10/24/24	2,084	1,723	1,865	0.83%
Symphony CLO XVI Ltd (5)(6)(7)	Secured Note - Class ER, 10.68% (SOFR + 6.36% due October 15, 2031)	09/19/24	2,255	1,912	1,939	0.86%
THL Credit Wind River 2019-3 CLO Ltd (5)(7)	Secured Note - Class E1R2, 10.77% (SOFR + 6.45% due April 15, 2031)	11/25/24	1,000	990	1,001	0.44%
Tralee CLO V Ltd (5)(6)	Secured Note - Class FR, 13.48% (SOFR + 9.15% due October 20, 2034)	03/28/24	410	311	326	0.14%
Trinitas CLO IX Ltd (5)(7)	Secured Note - Class E, 10.84% (SOFR + 6.51% due January 20, 2032)	02/06/25	1,330	1,155	1,240	0.55%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
Trinitas CLO IX Ltd (7)	Secured Note - Class E, 10.84% (SOFR + 6.51% due January 20, 2032)	01/17/24	$2,250	$1,954	$2,098	0.93%
Trinitas CLO Ltd (5)(7)	Secured Note - Class ER, 11.4% (SOFR + 7.08% due January 25, 2034)	07/16/25	1,000	978	951	0.42%
Trinitas CLO Ltd (5)(7)	Secured Note - Class E, 11.59% (SOFR + 7.26% due July 20, 2034)	09/16/25	1,375	1,356	1,357	0.60%
Trinitas CLO VI Ltd (5)(7)	Secured Note - Class F, 13.29% (SOFR + 8.98% due January 25, 2034)	04/04/24	1,600	1,239	1,284	0.57%
Trinitas CLO XII Ltd (5)(7)	Secured Note - Class E, 11.98% (SOFR + 7.66% due April 25, 2033)	12/11/24	1,890	1,830	1,879	0.83%
Venture 36 CLO Ltd (5)(7)	Secured Note - Class E, 11.51% (SOFR + 7.18% due April 20, 2032)	05/12/25	3,500	1,858	1,934	0.86%
Venture XV CLO Ltd (5)(6)(7)	Secured Note - Class ER2, 11.77% (SOFR + 7.45% due July 15, 2032)	04/02/24	1,500	1,016	818	0.36%
Venture XVIII CLO Ltd (5)(6)(7)	Secured Note - Class ER, 11.17% (SOFR + 6.85% due October 15, 2029)	03/28/24	2,039	1,049	1,142	0.51%
Venture XXII CLO Ltd (5)(6)	Secured Note - Class ER, 10.23% (SOFR + 5.91% due January 15, 2031)	04/30/24	520	269	270	0.12%
Venture XXVI CLO Ltd (5)(6)(7)	Secured Note - Class E, 11.39% (SOFR + 7.06% due January 20, 2029)	12/17/24	2,536	1,616	1,573	0.70%
Venture XXVII CLO Ltd (5)(6)	Secured Note - Class E, 10.94% (SOFR + 6.61% due July 20, 2030)	06/20/24	450	206	225	0.10%
Venture XXX CLO Ltd (5)(6)(7)	Secured Note - Class E, 10.88% (SOFR + 6.56% due January 15, 2031)	07/24/24	1,345	712	632	0.28%
Vibrant CLO III Ltd (5)(6)	Secured Note - Class DRR, 10.94% (SOFR + 6.61% due October 20, 2031)	08/29/24	250	217	229	0.10%
Wellfleet CLO 2019-1 Ltd (5)(6)(7)	Secured Note - Class D, 11.49% (SOFR + 7.16% due July 20, 2032)	11/29/23	1,220	1,054	1,160	0.52%
Wellfleet CLO 2021-3 Ltd (5)(7)	Secured Note - Class E, 11.68% (SOFR + 7.36% due January 15, 2035)	06/10/25	1,250	1,202	1,199	0.53%
WhiteHorse X Ltd (6)	Secured Note - Class F, 10.83% (SOFR + 6.51% due April 17, 2027)	01/23/24	287	95	—	—%
Wind River CLO Ltd (5)(7)	Secured Note - Class E, 12.45% (SOFR + 8.12% due July 20, 2035)	08/21/25	2,500	2,456	2,445	1.09%
Zais CLO 13 Ltd (5)(7)	Secured Note - Class E, 13.23% (SOFR + 8.91% due July 15, 2032)	01/08/25	6,520	6,095	6,170	2.74%
Zais CLO 3 Ltd (5)(6)(7)	Secured Note - Class DR, 11.49% (SOFR + 7.17% due July 15, 2031)	05/30/25	1,430	867	644	0.29%
Zais CLO 6 Ltd (5)(6)(7)	Secured Note - Class E, 11.58% (SOFR + 7.26% due July 15, 2029)	12/18/24	2,371	2,108	2,263	1.01%
Total Collateralized Loan Obligations—Debt, United States				$140,385	$142,007	63.09%
European Union—Various
Structured Finance
Aqueduct European CLO (7)	Secured Note - Class FR, 10.39% (EURIBOR + 8.41% due August 15, 2037)	07/10/25	$1,778	$1,758	$1,756	0.78%
Carlyle Global Market Strategies Euro CLO 2014-2 Ltd (7)	Secured Note - Class DRR, 7.74% (EURIBOR + 5.7% due November 17, 2031)	04/03/25	1,338	1,214	1,337	0.59%
Carysfort Park CLO DAC (7)	Secured Note - Class E, 10.34% (EURIBOR + 8.39% due July 28, 2034)	09/04/24	2,348	2,134	2,348	1.04%
Dryden 32 Euro CLO 2014 B.V. (6)(7)	Secured Note - Class FRR, 9.31% (EURIBOR + 7.27% due August 15, 2031)	04/18/24	1,467	1,244	1,436	0.64%
Dryden Euro CLO (7)	Secured Note - Class E, 8.85% (EURIBOR + 6.82% due January 15, 2034)	09/23/25	2,348	2,354	2,336	1.04%
Dryden Leveraged Loan CDO (7)	Secured Note - Class ER, 8.39% (EURIBOR + 6.37% due October 18, 2034)	07/30/25	2,348	2,287	2,324	1.03%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
Harvest CLO (7)	Secured Note - Class FR, 10.65% (EURIBOR + 8.62% due July 15, 2037)	06/25/25	$3,521	$3,466	$3,512	1.56%
Hayfin Emerald CLO X DAC (7)	Secured Note - Class FR, 9.93% (EURIBOR + 7.91% due July 18, 2038)	02/18/25	2,267	2,033	2,264	1.01%
Henley Funding Ltd. (7)	Secured Note - Class F, 10.42% (EURIBOR + 8.42% due October 15, 2038)	07/03/25	1,174	1,162	1,158	0.52%
Invesco Euro CLO (7)	Secured Note - Class E, 7.38% (EURIBOR + 5.35% due April 15, 2033)	06/26/25	1,551	1,481	1,458	0.65%
Invesco Euro CLO XIV DAC (5)(6)	Secured Note - Class F, 10.59% (EURIBOR + 8.56% due January 15, 2039)	09/08/25	293	280	279	0.12%
Jubilee CDO BV (5)(7)	Secured Note - Class FR, 10.64% (EUR003M + 8.7% due April 25, 2038)	07/01/25	3,521	3,464	3,482	1.55%
Jubilee CLO 2013-X DAC (7)	Secured Note - Class FRR, 10.58% (EURIBOR + 8.55% due July 15, 2034)	04/23/24	880	765	863	0.38%
Jubilee CLO 2020 XXIV DAC (7)	Secured Note - Class F, 10.61% (EURIBOR + 8.57% due January 16, 2034)	09/10/24	1,467	1,333	1,444	0.64%
Madison Park Euro Funding XIV DAC (5)(7)	Secured Note - Class FR, 10.85% (EURIBOR + 8.82% due July 15, 2032)	07/16/24	1,761	1,602	1,748	0.78%
MAN Euro CLO 2023-1 DAC (5)(7)	Secured Note - Class F, 12.16% (EURIBOR + 10.13% due October 15, 2036)	04/15/24	1,761	1,615	1,763	0.78%
Nassau Euro CLO DAC (7)	Secured Note - Class FR, 10.05% (EURIBOR + 8.17% due October 15, 2039)	09/03/25	1,250	1,223	1,220	0.54%
OCP Euro CLO (7)	Secured Note - Class FRR, 10.64% (EURIBOR + 8.62% due July 20, 2036)	07/03/25	2,465	2,468	2,458	1.09%
Rockford Tower Europe CLO 2021-2 DAC (7)	Secured Note - Class F, 10.84% (EURIBOR + 8.9% due January 24, 2035)	11/12/24	1,174	1,060	1,167	0.52%
Sculptor European CLO I DAC (7)	Secured Note - Class FR, 10.43% (EURIBOR + 8.41% due April 18, 2034)	04/23/24	880	757	854	0.38%
St Pauls CLO (7)	Secured Note - Class FR, 11.95% (EURIBOR + 9.93% due July 20, 2035)	08/28/25	1,702	1,679	1,675	0.74%
St Paul's CLO IV DAC (7)	Secured Note - Class ERR, 8.74% (EURIBOR + 6.58% due April 25, 2030)	03/27/25	1,174	1,004	1,068	0.48%
St Paul's CLO V DAC (5)(7)	Secured Note - Class FR, 8.63% (EURIBOR + 6.6% due August 20, 2030)	07/11/24	1,937	1,677	1,685	0.75%
STRU JP-7992 FA (7)	Secured Note - Class F, 9.47% (EURIBOR + 7.35% due April 25, 2038)	02/27/25	2,348	2,081	2,321	1.03%
Toro European CLO (5)(7)	Secured Note - Class F, 10.49% (EURIBOR + 8.49% due January 12, 2032)	06/05/25	1,761	1,629	1,585	0.70%
Total Collateralized Loan Obligations - Debt, European Union - Various				$41,770	$43,541	19.34%
Total Collateralized Loan Obligations - Debt				$182,155	$185,548	82.43%
Collateralized Loan Obligations - Equity
United States
Structured Finance
522 Funding CLO 2019-5 Ltd (5)(6)	Subordinated Note, (effective yield 12.05%, maturity April 15, 2035)	03/24/25	$4,200	$902	$928	0.41%
Aimco (5)	Subordinated Note, (effective yield 16.57%, maturity October 17, 2037)	08/06/25	3,690	2,150	2,077	0.92%
Allegro CLO Ltd (5)	Subordinated Note, (effective yield 22.73%, maturity January 19, 2033)	07/29/25	3,074	1,207	1,055	0.47%
Allegro CLO VII Ltd (5)(6)	Subordinated Note, (effective yield 0.84%, maturity June 13, 2031)	05/16/24	3,100	78	35	0.02%
Anchorage Credit Funding 6 Ltd (5)(6)(9)	Subordinated Note, (effective yield 0%, maturity July 25, 2036)	06/17/24	1,670	—	30	0.01%
Apidos CLO Ltd (5)	Subordinated Note, (effective yield 10.52%, maturity January 22, 2038)	07/28/25	4,171	1,914	1,834	0.82%
Apidos CLO Ltd (5)(6)	Subordinated Note, (effective yield 13.01%, maturity January 20, 2038)	11/01/24	6,600	4,643	5,016	2.23%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
Apidos CLO XLII Ltd (5)	Subordinated Note, (effective yield 12.2%, maturity April 20, 2038)	05/06/25	$1,070	$849	$878	0.39%
Ares XLIII CLO Ltd (5)(6)	Subordinated Note, (effective yield 12.76%, maturity January 15, 2038)	04/01/25	7,519	2,060	2,036	0.91%
Ares XXXIX CLO Ltd (5)	Subordinated Note, (effective yield 13.34%, maturity April 18, 2031)	07/24/24	15,000	4,808	4,875	2.17%
Atlas Senior Loan Fund XXIII Ltd (6)(9)	Subordinated Note, (effective yield 14.23%, maturity July 20, 2037)	01/13/25	4,475	1,976	2,047	0.91%
Atlas Senior Loan Fund XXIV Ltd (5)(6)	Subordinated Note, (effective yield 16.64%, maturity January 20, 2038)	01/31/25	3,010	1,600	1,782	0.79%
Bain Capital Credit CLO 2024-3 Ltd (5)(6)(7)	Subordinated Note, (effective yield 12.2%, maturity July 16, 2037)	05/29/24	4,490	2,816	2,773	1.23%
Balboa Bay Loan Funding 2024-2 Ltd (5)(6)(7)(8)	Subordinated Note, (effective yield 12.18%, maturity January 20, 2038)	12/11/24	7,000	4,939	4,988	2.22%
Battalion CLO IX Ltd (5)(6)	Income Note, (effective yield 34.01%, maturity July 15, 2031)	09/24/24	2,500	104	70	0.03%
Battalion CLO XV Ltd (5)(6)	Subordinated Note, (effective yield 21.81%, maturity January 17, 2033)	11/21/24	2,000	644	560	0.25%
Battalion CLO XV Ltd (6)(8)	Subordinated Note, (effective yield 21.99%, maturity January 17, 2033)	09/24/24	4,100	1,316	1,148	0.51%
Battalion CLO XX Ltd (5)(6)	Subordinated Note, (effective yield 13.67%, maturity April 15, 2038)	10/19/23	3,140	904	875	0.39%
Benefit Street Partners CLO XIV Ltd (5)(6)	Subordinated Note, (effective yield 18.73%, maturity October 20, 2037)	12/21/23	830	174	219	0.10%
Boyce Park CLO Ltd (5)(6)	Subordinated Note, (effective yield 11.25%, maturity April 21, 2035)	08/15/24	840	426	395	0.18%
Bridge Street CLO I Ltd (5)(7)(8)	Subordinated Note, (effective yield 13.83%, maturity July 20, 2037)	02/19/25	3,500	1,938	1,968	0.88%
Bridge Street CLO III Ltd (5)(7)	Subordinated Note, (effective yield 14.16%, maturity October 20, 2034)	01/31/25	1,680	1,022	1,058	0.47%
Bridge Street CLO V Ltd (5)(7)	Subordinated Note, (effective yield 14.3%, maturity April 20, 2038)	02/21/25	20,500	15,452	15,375	6.83%
Canyon Capital CLO 2019-1 Ltd (5)	Subordinated Note, (effective yield 14.16%, maturity July 15, 2037)	09/20/24	14,423	6,211	6,490	2.89%
Cedar Funding IX CLO Ltd (5)(6)	Subordinated Note, (effective yield 14.93%, maturity July 20, 2037)	01/17/25	3,950	1,216	1,302	0.58%
CIFC Funding 2014-II Ltd (5)(6)	Subordinated Note, (effective yield 20.02%, maturity April 24, 2030)	04/02/25	6,200	1,051	961	0.43%
CIFC Funding 2018-IV Ltd (5)(6)	Subordinated Note, (effective yield 15.33%, maturity October 17, 2031)	06/11/25	2,220	817	788	0.35%
Crown City CLO I (5)(6)	Subordinated Note, (effective yield 11.52%, maturity July 20, 2038)	11/07/23	6,850	2,120	2,038	0.91%
Crown City CLO II (5)	Subordinated Note, (effective yield 15.56%, maturity April 20, 2035)	08/21/24	5,217	1,870	1,930	0.86%
Crown City CLO III (5)(6)	Subordinated Note, (effective yield 9.35%, maturity July 20, 2034)	03/21/24	5,580	2,059	1,702	0.76%
Eaton Vance CLO 2019-1 Ltd (5)(6)	Subordinated Note, (effective yield 12.13%, maturity April 15, 2031)	01/23/25	1,800	626	657	0.29%
Elmwood CLO 24 Ltd (5)(6)(7)	Subordinated Note, (effective yield 15.99%, maturity December 11, 2033)	02/27/25	8,000	5,651	5,000	2.22%
Empower CLO 2022-1 Ltd (5)(7)	Subordinated Note, (effective yield 17.38%, maturity October 20, 2037)	10/30/24	13,620	10,716	10,045	4.46%
Generate CLO 2 Ltd (5)	Subordinated Note, (effective yield 11.04%, maturity October 22, 2037)	03/18/25	5,000	1,764	1,600	0.71%
Generate CLO Ltd. (5)(7)	Subordinated Note, (effective yield 13.72%, maturity October 20, 2034)	08/04/25	5,550	3,254	3,064	1.36%
Greywolf CLO II Ltd (5)(6)	Subordinated Note, (effective yield 12.73%, maturity April 15, 2034)	04/03/24	1,930	406	349	0.16%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
Greywolf CLO II Ltd (5)(6)	Subordinated Note, (effective yield 14.62%, maturity April 15, 2034)	04/03/24	$1,370	$290	$273	0.12%
Greywolf CLO II Ltd (6)	Subordinated Note, (effective yield 14.62%, maturity April 15, 2034)	11/17/23	1,130	239	226	0.10%
HPS Loan Management 2025-24 Ltd (5)(6)(7)	Subordinated Note, (effective yield 12.54%, maturity April 25, 2038)	02/18/25	2,000	1,641	1,584	0.70%
ICG US CLO 2021-3 Ltd (5)(6)	Subordinated Note, (effective yield 20.15%, maturity October 20, 2034)	05/30/24	2,600	969	1,040	0.46%
KKR CLO 14 Ltd (6)	Subordinated Note, (effective yield 4.37%, maturity August 15, 2031)	07/22/24	1,500	300	195	0.09%
LCM 32 Ltd (5)(6)	Income Note, (effective yield 15.34%, maturity July 20, 2034)	08/12/24	1,640	364	320	0.14%
LCM Ltd Partnership (5)	Income Note, (effective yield 13.05%, maturity January 15, 2036)	07/25/25	1,000	698	670	0.30%
Madison Park Funding LIX Ltd (5)(7)	Subordinated Note, (effective yield 16.72%, maturity April 18, 2037)	02/11/25	2,338	1,422	1,286	0.57%
Madison Park Funding XIX Ltd (5)(6)	Subordinated Note, (effective yield 21.96%, maturity January 22, 2037)	11/12/24	2,285	920	834	0.37%
Madison Park Funding XXVIII Ltd (5)	Subordinated Note, (effective yield 17.39%, maturity July 15, 2030)	05/29/25	1,290	561	524	0.23%
Magnetite XXX Ltd (5)(7)	Subordinated Note, (effective yield 17.89%, maturity October 25, 2037)	05/30/24	9,793	6,106	6,023	2.68%
Marble Point CLO XX Ltd (5)(6)	Income Note, (effective yield 9.3%, maturity April 23, 2051)	07/25/24	2,000	604	560	0.25%
Marble Point CLO XXII Ltd (6)	Subordinated Note, (effective yield 12.04%, maturity July 25, 2050)	05/14/24	5,400	1,145	1,161	0.52%
Monroe Capital MML CLO VI Ltd (5)(6)	Subordinated Note, (effective yield 48.16%, maturity April 15, 2030)	12/18/24	3,000	182	99	0.04%
Mountain View CLO 2017-2 LLC (6)(9)	Subordinated Note, (effective yield 0%, maturity January 16, 2031)	01/23/24	3,000	—	—	—%
Nassau 2018-II Ltd (5)(6)(9)	Subordinated Note, (effective yield 0%, maturity October 15, 2031)	03/28/24	1,000	—	—	—%
Neuberger Berman CLO XVII Ltd (5)(6)	Subordinated Note, (effective yield 17.69%, maturity July 22, 2037)	08/21/24	6,200	968	1,147	0.51%
New Mountain CLO 2 Ltd (5)(6)	Subordinated Note, (effective yield 17.98%, maturity April 15, 2034)	12/13/24	11,960	7,297	6,968	3.10%
Oak Hill Credit (5)(6)	Subordinated Note, (effective yield 15.41%, maturity April 20, 2038)	09/09/25	7,117	3,215	3,203	1.42%
Oaktree CLO 2019-4 Ltd (5)(6)(7)	Subordinated Note, (effective yield 11.72%, maturity July 20, 2037)	07/02/24	3,400	2,079	2,006	0.89%
Oaktree CLO 2020-1 Ltd (5)(6)(7)	Subordinated Note, (effective yield 14.18%, maturity January 15, 2038)	07/18/24	8,135	4,759	5,044	2.24%
Oaktree CLO Ltd (5)	Subordinated Note, (effective yield 11.91%, maturity January 20, 2038)	07/31/25	1,750	1,051	1,044	0.46%
Oaktree CLO Ltd (5)(6)	Subordinated Note, (effective yield 10.47%, maturity April 15, 2038)	08/14/25	7,310	4,636	4,531	2.01%
Ocean Trails CLO (5)(6)	Subordinated Note, (effective yield 37.94%, maturity October 13, 2031)	08/12/25	3,033	32	30	0.01%
Octagon Investment Partners 18-R Ltd (5)(6)(9)	Subordinated Note, (effective yield 0%, maturity April 16, 2031)	03/15/24	3,651	—	4	—%
Octagon Investment Partners 18-R Ltd (6)(9)	Subordinated Note, (effective yield 0%, maturity April 16, 2031)	10/26/23	5,000	—	5	—%
OCTAGON INVESTMENT PARTNERS 40 (5)	Subordinated Note, (effective yield 20.14%, maturity January 20, 2035)	09/11/25	2,830	576	558	0.25%
Octagon Investment Partners 41 Ltd (5)(6)	Subordinated Note, (effective yield 18.2%, maturity October 15, 2033)	09/04/24	1,270	376	356	0.16%
OHA Loan Funding 2013-1 Ltd (6)	Subordinated Note, (effective yield 26.66%, maturity April 23, 2037)	11/12/24	875	349	272	0.12%
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
OSD CLO 2023-27 Ltd (5)(6)(7)	Subordinated Note, (effective yield 14.62%, maturity July 15, 2038)	04/24/24	$9,060	$5,649	$6,508	2.89%
Park Blue CLO Ltd (5)(6)(13)	Subordinated Note, (effective yield 10.03%, maturity October 25, 2038)	08/21/25	7,700	6,789	7,003	3.11%
Park Blue CLO Ltd (5)(7)	Subordinated Note, (effective yield 11.37%, maturity April 20, 2038)	07/16/25	8,000	4,615	4,400	1.95%
PPM CLO 2 Ltd (5)(6)	Subordinated Note, (effective yield 8.13%, maturity April 16, 2037)	04/24/24	1,260	214	167	0.07%
Regatta 31 Funding Ltd (5)(6)(7)(8)	Subordinated Note, (effective yield 13.93%, maturity March 25, 2038)	02/21/25	1,571	1,422	1,460	0.65%
Regatta II Funding LP (6)(9)	Subordinated Note, (effective yield 0%, maturity January 15, 2029)	02/27/25	5	—	—	—%
Regatta XV Funding Ltd (5)(6)(9)	Subordinated Note, (effective yield 0%, maturity October 25, 2031)	12/06/23	3,500	—	—	—%
Rockford Tower CLO 2022-3 Ltd (5)	Subordinated Note, (effective yield 13.52%, maturity July 20, 2037)	10/24/24	1,050	647	628	0.28%
Rockford Tower Credit Funding (5)(6)	Subordinated Note, (effective yield 12.44%, maturity April 20, 2040)	09/15/25	1,780	1,127	1,121	0.50%
RR 5 Ltd (5)(6)	Subordinated Note, (effective yield 11.78%, maturity July 15, 2039)	04/30/25	2,250	601	602	0.27%
Symphony CLO XXIII Ltd (6)	Subordinated Note, (effective yield 15.31%, maturity January 15, 2048)	05/14/24	3,000	951	885	0.39%
Symphony CLO XXVI Ltd (6)	Subordinated Note, (effective yield 1.29%, maturity April 20, 2033)	01/09/24	1,620	199	122	0.05%
TCW CLO 2021-1 Ltd (5)	Subordinated Note, (effective yield 13.61%, maturity January 20, 2038)	02/26/25	8,400	3,631	3,612	1.60%
TCW CLO 2023-1 Ltd (5)(6)	Income Note, (effective yield 21.97%, maturity March 31, 2038)	03/25/25	740	349	474	0.21%
TCW CLO 2023-1 Ltd (6)	Income Note, (effective yield 21.97%, maturity March 31, 2038)	01/31/24	1,600	755	1,024	0.45%
TCW CLO 2025-1 LTD (5)(6)(7)	Subordinated Note, (effective yield 13.55%, maturity April 20, 2038)	02/18/25	1,775	1,415	1,447	0.64%
THL Credit Wind River 2019-3 CLO Ltd (5)(6)	Subordinated Note, (effective yield 37.19%, maturity January 15, 2038)	05/30/25	12,710	1,548	1,557	0.69%
Vibrant CLO XIII Ltd (5)(6)(7)	Subordinated Note, (effective yield 12.39%, maturity July 15, 2034)	05/21/24	7,880	4,376	4,184	1.86%
Vibrant CLO XV Ltd (5)(6)	Subordinated Note, (effective yield 16.03%, maturity January 20, 2035)	08/29/24	1,510	727	747	0.33%
Voya 2024-3 LTD (5)(6)(7)	Subordinated Note, (effective yield 12.93%, maturity July 20, 2037)	06/18/24	9,400	6,483	6,956	3.09%
Voya CLO 2024-5 Ltd (5)(6)(7)	Subordinated Note, (effective yield 12.79%, maturity October 15, 2037)	10/18/24	10,000	7,135	7,250	3.22%
Voya CLO 2025-1 Ltd (5)(6)(7)	Subordinated Note, (effective yield 12.94%, maturity April 20, 2038)	02/12/25	3,200	2,877	2,925	1.30%
Wellfleet CLO 2021-3 Ltd (5)(6)(8)	Subordinated Note, (effective yield 19.62%, maturity January 15, 2035)	09/11/24	7,600	2,106	1,979	0.88%
Wind River 2021-1 CLO Ltd (5)(6)(8)	Subordinated Note, (effective yield 12.24%, maturity July 20, 2037)	07/12/24	4,650	1,821	1,876	0.83%
Zais CLO 6 LTD (5)(6)(9)	Subordinated Note, (effective yield 0%, maturity July 15, 2029)	07/09/25	3,387	71	—	—%
Zais CLO 9 Ltd (6)(9)	Subordinated Note, (effective yield 0%, maturity July 20, 2031)	02/08/24	720	—	—	—%
Total Collateralized Loan Obligations - Equity, United States				$185,970	$184,838	82.12%

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
European Union—Various
Structured Finance
Barings Euro CLO 2020-1 DAC (6)(7)	Subordinated Note, (effective yield 6.78%, maturity October 21, 2034)	02/13/25	$3,521	$1,339	$1,305	0.58%
Barings Euro CLO 2021-1 DAC (5)(6)	Subordinated Note, (effective yield 8.23%, maturity April 24, 2034)	02/12/25	1,467	451	418	0.18%
BNPP IP Euro CLO 2015-1 BV (6)(9)	Subordinated Note, (effective yield 0%, maturity October 15, 2030)	01/21/25	1,761	247	141	0.06%
Carlyle Euro CLO 2019-2 DAC (6)	Subordinated Note, (effective yield 10.7%, maturity August 15, 2032)	03/27/25	293	57	59	0.03%
Carlyle Global Market Strategies Euro CLO 2014-2 Ltd (6)(9)	Subordinated Note, (effective yield 0%, maturity November 17, 2031)	01/22/25	2,348	208	125	0.06%
Invesco Euro CLO I DAC (6)	Subordinated Note, (effective yield 15.45%, maturity July 15, 2031)	03/27/24	2,312	440	228	0.10%
Invesco Euro CLO V DAC (6)(9)	Subordinated Note, (effective yield 0%, maturity January 15, 2034)	03/27/24	2,019	641	303	0.13%
Jubilee CLO 2021-XXV DAC (6)(7)	Subordinated Note, (effective yield 10.29%, maturity October 15, 2035)	01/27/25	2,348	1,165	1,223	0.54%
OAK Hill European Credit Partners VII DAC (6)	Subordinated Note, (effective yield 19.5%, maturity October 20, 2031)	05/23/24	2,348	713	693	0.31%
Palmer Square European Loan Funding 2022-1 DAC (6)(7)	Subordinated Note, (effective yield 16.87%, maturity October 15, 2031)	03/27/24	2,747	1,137	1,353	0.60%
St Paul's CLO IV DAC (6)	Subordinated Note, (effective yield 15.9%, maturity April 25, 2030)	05/31/24	1,643	558	559	0.25%
St Paul's CLO VII DAC (6)	Subordinated Note, (effective yield 19.08%, maturity July 18, 2034)	04/05/24	1,761	613	714	0.32%
Tikehau CLO XIII DAC (6)(7)	Subordinated Note, (effective yield 9.48%, maturity October 15, 2038)	02/27/25	2,348	1,899	2,087	0.93%
Total Collateralized Loan Obligations - Equity, European Union—Various				$9,468	$9,208	4.09%
Total Collateralized Loan Obligations - Equity				$195,438	$194,046	86.21%
Bank Debt Term Loan
United States (4)
Automotive
First Brands Group LLC (6)	Bank Debt Term Loan, 9.57% (SOFR + 5.26%, maturity March 30, 2027)	09/29/25	$103	$38	$37	0.02%
Services: Business
CareerBuilder, LLC (6)	Bank Debt Term Loan, % ( + %, maturity July 31, 2026)	09/19/24	467	30	30	0.01%
Beverage, Food & Tobacco
Isagenix International LLC (6)	Bank Debt Term Loan, 2.5% (SOFR + 2.5%, maturity September 22, 2027)	07/31/25	100	8	10	0.01%
Moran Foods LLC (6)	Bank Debt Term Loan, 9.35% (SOFR + 5.35%, maturity June 30, 2026)	07/31/25	236	—	28	0.01%
Chemicals, Plastics & Rubber
Flint Group Topco Limited (6)	Bank Debt Term Loan, 11.02% (SOFR + 7.16%, maturity December 31, 2027)	10/01/24	618	27	31	0.01%
Telecommunications
Lumen Technologies, Inc. (6)	Bank Debt Term Loan, 6.53% (SOFR + 2.36%, maturity March 15, 2027)	09/19/24	206	192	203	0.09%
Retail / Consumer Goods: Non-Durable
Solaray, LLC (6)	Bank Debt Term Loan, 11.05% (SOFR + 6.85%, maturity December 15, 2025)	09/24/24	291	252	254	0.11%
Total Bank Debt Term Loan				$547	$593	0.26%

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount/Shares	Cost	Fair Value(3)	% of Net Assets
Common Stock
United States (4)
Chemicals, Plastics & Rubber
Flint Group Topco Limited	Common Stock	10/23/24	438	$—	$—	—%
Metals & Mining
FORESIGHT ENERGY LLC (6)	Common Stock	05/08/24	2	10	7	—%
Aerospace & Defense
New Constellis Holdings Inc (6)	Common Stock	09/19/24	7	—	—	—%
Banking, Finance, Insurance & Real Estate
Resolute Investment Managers Inc (6)	Common Stock	09/19/24	7	32	32	0.02%
Total Common Stock				$42	$39	0.02%
Private Corporations
United States (4)
Banking, Finance, Insurance & Real Estate
Chief Power Finance LLC (6)	Private Equity Fund	07/31/25	—	$34	$34	0.02%
Beverage, Food & Tobacco
Moran Foods LLC	Private Corporation	07/31/25	540	—	—	—%
Consumer Goods: Non-Durable
Isagenix International LLC (6)	Private Corporation	07/31/25	6	—	—	—%
Containers, Packaging & Glass
LIBBEY GLASS INC. (6)	Private Corporation	07/31/25	4	10	10	—%
Total Private Corporations				$44	$44	0.02%
Warrants
United States (4)
Services: Business
Careerbuilder, LLC (9)	Warrant	02/21/25	—	$—	$—	—%
Retail / Consumer Goods: Non-Durable
New Trojan Parent, Inc. (6)(9)	Warrant	09/19/24	3	—	—	—%
Total Warrants				$—	$—	—%
Other Investments
United States (4)
Mortgage-related—Residential
Government National Mortgage Association (6)(10)	Secured Note - Class JI, 6.56% (SOFR + 1.21% due December 20, 2060)	06/06/13	$25,119	$2	$2	—%
Total Other Investments				$2	$2	—%
Total Investments				$378,228	$380,272	168.94%

Cash Equivalents
United States (4)
Funds
Goldman Sachs Government Institutional Class, 4.04%	Money Market Fund		$15,544	$15,544	$15,544	6.91%
Total Cash Equivalents				$15,544	$15,544	6.91%
Total Investments and Cash Equivalents				$393,772	$395,816	175.85%

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025
(UNAUDITED)

Credit Default Swaps
Counterparty	Reference Index	Transaction Type	Fixed Rate Amount	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)
J.P. Morgan Chase Bank, N.A.	CDX.NA.HY.S44	Purchased protection	5.00%	Quarterly	12/20/30	$8,430	$(644)	$(16)	$(660)
J.P. Morgan Chase Bank, N.A.	ITRX.EUR.XOVER.S36	Purchased protection	5.00%	Quarterly	12/20/26	46,952	(3,049)	206	(2,843)
J.P. Morgan Chase Bank, N.A.	ITRX.EUR.XOVER.S38	Purchased protection	5.00%	Quarterly	12/20/27	11,738	(933)	(160)	(1,093)
Total Credit Default Swaps							$(4,626)	$30	$(4,596)

Futures Contracts
Counterparty	Underlying	Transaction Type	Number of Contracts	Payment Frequency	Termination Date	Notional Amount	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)
Wells Fargo Securities, LLC	Euro	Contract to sell	131	Payment on settlement	12/15/25	$16,375	$—	$—	$—
Total Currency Futures Contracts							$—	$—	$—

Exchange Traded Options
Reference Index		Transaction Type	Strike Price	Payment Frequency	Termination Date	Notional Amount(12)	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
Russell 2000 Index		Put	$185	Payment on settlement	12/19/25	$18,500	$68	$(4)	$65
Russell 2000 Index		Put	$174	Payment on settlement	01/16/26	12,180	77	(30)	46
S&P 500 Index		Put	$5,000	Payment on settlement	11/21/25	97,500	616	(518)	98
S&P 500 Index		Put	$5,075	Payment on settlement	11/21/25	17,763	64	(45)	19
S&P 500 Index		Put	$5,150	Payment on settlement	01/16/26	43,775	310	(126)	184
S&P 500 Index		Put	$5,000	Payment on settlement	02/20/26	110,000	731	(131)	601
Total Exchange Traded Options							$1,866	$(854)	$1,013

Over the Counter Options
Counterparty	Reference Index	Transaction Type(11)	Strike Price	Payment Frequency	Termination Date	Notional Amount(12)	Payments Upfront	Unrealized Appreciation/(Depreciation)	Fair Value
						(In thousands)	(In thousands)	(In thousands)	(In thousands)
J.P. Morgan Chase Bank, N.A.	CDX.NA.IG.S44	Put	$85	Payment on settlement	12/17/25	$150,000	$143	$(109)	$33
Total Over the Counter Options							$143	$(109)	$33
(1)The Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of the voting securities and would be an “affiliate” of a portfolio company if Fund owned 5% or more of its voting securities.
(2)Acquisition date represents date the investment was initially acquired by the Fund and may be earlier than the date at which the Fund converted to a RIC.
(3)Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board, in accordance with Rule 2a‐5 under the 1940 Act; see Note 2 of the Notes to Consolidated Financial Statements.
(4)Represents the principal country or region of risk where the investment has exposure.
(5)144(a)—Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
(6)Investment is categorized as Level 3 per the Fund's fair value hierarchy.
See Notes to Consolidated Financial Statements

(7)All or a portion of the security is pledged as collateral for Reverse Repurchase Agreements.
(8)Fair Value and Amortized Cost includes fee rebates related to the Fund's interest in CLO Subordinated notes.
(9)As of September 30, 2025, this investment is non-income producing.
(10)Principal amount represents the interest-only notional amount.
(11)Represents the option on the part of the Fund to enter into a credit default swap on a corporate bond index whereby the Fund would pay a fixed rate and receive credit protection payments.
(12)Notional value represents the number of underlying index units multiplied by the reference price on the underlying index and the contract size.
(13)Investment is co-invested with certain of the Fund’s affiliates, see Note 8 for additional details.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

(In thousands)	Six-Month Period Ended September 30, 2025
INVESTMENT INCOME	(Expressed in U.S. Dollars)
Interest income	$25,433
Other income	388
Total investment income	25,821
EXPENSES
Interest expense	3,679
Performance fees	3,183
Management fees	1,724
Compensation expense	870
Professional fees	468
Other operating expenses(1)	891
Total expenses	10,815
Net investment income	15,006
NET REALIZED AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Net realized appreciation (depreciation) on investments	1,490
Net realized appreciation (depreciation) on financial derivatives	(2,725)
Net realized appreciation (depreciation) on foreign currency transactions	(898)
Change in net unrealized appreciation (depreciation) on investments	(320)
Change in net unrealized appreciation (depreciation) on financial derivatives	(911)
Change in net unrealized appreciation (depreciation) on foreign currency transactions	2,843
Total net realized and change in unrealized appreciation (depreciation)	(521)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$14,485
(1)Includes $0.2 million and $0.1 million of directors fees and expenses and fees paid to a third-party sub-administrator for administrative fees, respectively.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

Six-Month Period Ended September 30, 2025
(In thousands, except share amounts)	(Expressed in U.S. Dollars)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$15,006
Net realized appreciation (depreciation) on investments, financial derivatives, and foreign currency transactions	(2,133)
Change in net unrealized appreciation (depreciation) on investments, financial derivatives, and foreign currency transactions	1,612
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,485
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from earnings	(15,527)
Distributions from return of capital	(2,503)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(18,030)
CAPITAL TRANSACTIONS:
Reinvestment of dividends	47
Share based compensation	84
NET INCREASE (DECREASE) FROM CAPITAL TRANSACTIONS	131
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,414)
NET ASSETS—Beginning of Period(1)	228,501
NET ASSETS—End of Period	$225,087
Capital share activity:
Shares issued from distribution reinvestment plan	8,654
Net Increase in Shares Outstanding	8,654
(1)On April 1, 2025, the date the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended. See Note 1 and Note 2 of the Notes to Consolidated Financial Statements for details.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY(1)(2)

	Common Shares	Common Shares, par value	Preferred Shares	Preferred Shares, par value	Additional Paid-in-Capital	Accumulated (Deficit) Earnings	Total
(In thousands except for share amounts)
BALANCE, December 31, 2023	18,601,464	$186	—	$—	$274,698	$(138,646)	$136,238
Common shares issued(3)	10,964,023	110			73,448		73,558
Preferred shares issued			1,000	1			1
Issuance of restricted shares	90,229	1			(1)		—
Share based compensation					442		442
Forfeiture of common shares to satisfy tax withholding obligations	(4,163)	—			—		—
Dividends declared(4)						(23,099)	(23,099)
Net income (loss)						6,586	6,586
BALANCE, December 31, 2024	29,651,553	$297	1,000	$1	$348,587	$(155,159)	$193,726
Common shares issued(3)	8,075,118	81			52,055		52,136
Preferred shares redeemed			(1,000)	(1)			(1)
Share based compensation					203		203
Repurchase of common shares	(167,476)	(2)			(976)		(978)
Dividends declared(4)						(8,715)	(8,715)
Net income (loss)						(7,870)	(7,870)
BALANCE, March 31, 2025	37,559,195	$376	—	$—	$399,869	$(171,744)	$228,501
(1)As discussed in Note 1 of the Notes to Consolidated Financial Statements, the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended. As discussed in Note 2 to Consolidated Financial Statements, the Fund prospectively adopted ASC 946, Financial Services—Investment Companies (“ASC 946”) which resulted in changes to terminology and presentation of the Fund’s financial statements. The Consolidated Statement of Shareholders’ Equity is the equivalent of the Consolidated Statement of Changes in Net Assets, required by ASC 946. See Note 7 to Consolidated Financial Statements for additional details.
(2)Derived from the audited financials for the three-month period ended March 31, 2025 and the year ended December 31, 2024.
(3)Net of discounts and commissions and offering costs.
(4)For the three-month period ended March 31, 2025, dividends totaling $0.24 per common share outstanding were declared. For the year ended December 31, 2024, dividends totaling $0.96 per common share outstanding were declared.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

(In thousands)	Six-Month Period Ended September 30, 2025
(Expressed in U.S. Dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$14,485
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(233,550)
Proceeds from sale of investments	544,941
Principal payments of investments(1)	46,935
Repurchase of investments sold short	(505,368)
Proceeds from disposition of financial derivatives	6,659
Purchase of financial derivatives	(7,082)
Net realized (appreciation) depreciation on investments	(1,490)
Net realized (appreciation) depreciation on financial derivatives	2,725
Net realized (appreciation) depreciation on foreign currency transactions	898
Change in net unrealized (appreciation) depreciation on investments	320
Change in net unrealized (appreciation) depreciation on financial derivatives	911
Change in net unrealized (appreciation) depreciation on foreign currency transactions	(2,843)
Amortization of premiums and accretion of discounts, net	(1,522)
Share based compensation	84
(Increase) decrease in operating assets:
Receivable for investments sold	501,441
Due from brokers, net	(3,746)
Interest receivable	(275)
Other assets	(121)
Increase (decrease) in operating liabilities:
Performance fee payable to affiliate	1,796
Due to brokers, net	(3)
Accrued expenses and other liabilities	31
Interest payable	(1,116)
Management fees payable to affiliate	(6)
Net cash provided by (used in) operating activities	364,104
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Offering costs paid	(277)
Distributions paid	(17,983)
Borrowings under reverse repurchase agreements	483,608
Repayments of reverse repurchase agreements	(826,972)
Due from brokers, net	907
Due to brokers, net	(677)
Cash provided by (used in) financing activities	(361,394)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,710
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	17,375
CASH AND CASH EQUIVALENTS, END OF PERIOD	20,085

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

(In thousands)	Six-Month Period Ended September 30, 2025
(Expressed in U.S. Dollars)
Supplemental disclosure of cash flow information:
Interest paid	(2,563)
Distributions payable	3,005
Value of shares issued in connection with dividend reinvestment plan (non-cash)	47
Share based compensation (non-cash)	84
(1)Includes return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
1.Organization
Ellington Credit Company ("EARN") was initially formed as a real estate investment trust ("REIT") on August 2, 2012, and commenced operations on September 25, 2012. EARN conducts its business through its wholly owned subsidiaries, EARN OP GP LLC (the "General Partner"), and Ellington Credit Company LP (formerly Ellington Residential Mortgage LP) (the "Operating Partnership"), which were formed as a Delaware limited liability company and a Delaware limited partnership, respectively, on July 31, 2012 and commenced operations on September 25, 2012. The Operating Partnership conducts its business of acquiring, investing in, and managing targeted assets through its wholly owned subsidiaries. EARN, the General Partner, the Operating Partnership, and their consolidated subsidiaries are hereafter defined as the "Fund."
On April 1, 2025, the Fund converted to a Delaware closed-end fund registered under the Investment Company Act of 1940, as amended (the "1940 Act") that intends to elect to be treated as a regulated investment company ("RIC"), (the "Conversion"). After the Conversion, the Fund is required to comply with the rules and regulations of the 1940 Act.
The Fund is focused on acquiring and actively managing a portfolio of corporate CLOs, primarily mezzanine debt and equity tranches, which are typically collateralized by portfolios consisting primarily of below-investment-grade senior secured loans with a large number of discrete underlying borrowers across various industry sectors. Additionally, the Fund may also invest in CLO loan accumulation facilities, which are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction.
The Fund is externally managed by Ellington Credit Company Management LLC (the "Adviser") which serves as the adviser of the Fund pursuant to the terms of an advisory agreement, as described in Note 8. The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG”) an investment management firm that is an SEC-registered investment adviser with over three decades of experience in structured credit investing, portfolio construction and risk management. In accordance with the terms of the Advisory Agreement, Administration Agreement, and the Services Agreement (each as defined and described in Note 8), the Adviser and the Administrator are responsible for advising and administering, respectively, the Fund's business activities and day-to-day operations, and perform certain services, subject to oversight by the Fund’s Board of Trustees (the “Board”).
2.Significant Accounting Policies
(A) Basis of Presentation: The Fund's unaudited interim consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, or "U.S. GAAP," for investment companies, ASC 946, Financial Services—Investment Companies (“ASC 946”) and Regulation S-X. The Fund generally will not consolidate its interests in any company other than in its subsidiaries that qualify as investment companies under ASC 946. All inter-company balances and transactions have been eliminated. The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material. In management's opinion, all material adjustments considered necessary for a fair statement of the Fund's consolidated financial statements have been included and are only of a normal recurring nature. Interim results are not necessarily indicative of the results that may be expected for the entire fiscal year.
Effective April 1, 2025, upon the Conversion, the Fund adopted ASC 946 as required under the 1940 Act. The most significant changes as a result of the Fund’s change in accounting methodology are as follows:
•The Condensed Consolidated Balance Sheet has been changed to a Statement of Assets and Liabilities;
•The Consolidated Schedule of Investments has been added;
•The presentation of the Statement of Operations has been changed to conform to the requirements under ASC 946;
•The Statement of Cash Flows has been changed and the section for investing activities has been removed;
•Certain footnotes to the financial statements have been added or removed to reflect conformity to requirements under ASC 946;
•Securities sold under agreements to be repurchased at an agreed-upon price and date, which were formerly referred to as "repurchase agreements," are now referred to as "reverse repurchase agreements";
•The Fund’s cost basis in each of its investments was adjusted to fair value as of the date of Conversion; and

•The financial highlights disclosures required under ASC 946 have been added.
(B) Valuation: The Fund’s carries all of its investments at fair value in accordance with ASC 946. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments the Fund makes. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board has elected to designate the Adviser as the Fund’s “valuation designee” to perform fair value determinations in respect to the Fund’s assets and liabilities. The Adviser, subject to the Board’s oversight, determines the fair value of the Fund’s assets and liabilities in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.
The Fund applies ASC 820-10, Fair Value Measurement ("ASC 820-10"), to its holdings of financial instruments. ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:
•Level 1—inputs to the valuation methodology are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. The types of financial instruments the Fund generally includes in this category are exchange-traded derivatives;
•Level 2—inputs to the valuation methodology other than quoted prices included in Level 1 are observable for the asset or liability, either directly or indirectly. The types of financial instruments that the Fund generally includes in this category are certain CLOs, and actively traded derivatives such as credit default swaps, or "CDS", foreign currency forwards, and other over-the-counter derivatives; and
•Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Currently, this category generally includes certain CLOs, private corporate debt and equity investments, and certain CDS.
For certain financial instruments, the various inputs that management uses to measure fair value may fall into different levels of the fair value hierarchy. For each such financial instrument, the determination of which category within the fair value hierarchy is appropriate is based on the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the various inputs that management uses to measure fair value, with the highest priority given to inputs that are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets (Level 1), and the lowest priority given to inputs that are unobservable and significant to the fair value measurement (Level 3). The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. The Fund may use valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The market approach uses third-party valuations and information obtained from market transactions involving identical or similar assets or liabilities. The income approach uses projections of the future economic benefits of an instrument to determine its fair value, such as in the discounted cash flow methodology. The inputs or methodology used for valuing financial instruments are not necessarily an indication of the risk associated with investing in these financial instruments. The leveling of each financial instrument is reassessed at the end of each period. Transfers between levels of the fair value hierarchy are assumed to occur at the end of the reporting period.
Summary Valuation Techniques
For financial instruments that are traded in an "active market," the best measure of fair value is the quoted market price. However, many of the Fund's financial instruments are not traded in an active market. Therefore, management generally uses third-party valuations when available. If third-party valuations are not available, management uses other valuation techniques, such as the discounted cash flow methodology. The following are summary descriptions, for the various categories of financial instruments, of the valuation methodologies management uses in determining fair value of the Fund's financial instruments in such categories. Management utilizes such methodologies to assign a fair value (the estimated price that, in an orderly transaction at the valuation date, would be received to sell an asset, or paid to transfer a liability, as the case may be) to each such financial instrument.
For the Fund's investments in securities, management generally seeks to obtain at least one third-party valuation, and often obtains multiple valuations when available. The Adviser has been able to obtain third-party valuations on the majority of these instruments and expects to continue to solicit third-party valuations in the future. The Adviser generally values each financial instrument at the average of third-party valuations received and not rejected as described below. Third-party valuations are not binding; the Adviser may adjust the valuations it receives (e.g., downward adjustments for odd lots), and may challenge or reject a valuation when, based on its validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, based on its validation criteria, the Adviser may determine that the average of the third-party valuations received for a given instrument does not result in what the Adviser believes to be the fair value of such instrument, and in such circumstances the Adviser may override this average with its own good faith valuation. The validation criteria may take into account output from EMG’s or third-party models, recent trading activity in the same or similar instruments, and valuations received from third parties. The use of proprietary models requires the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates and default rates.
CLOs and corporate debt are generally classified as either Level 2 or Level 3 based on the analysis of available market data and/or third-party valuations. Furthermore, the methodology used by the third-party valuation providers is reviewed at least annually by management, so as to ascertain whether such providers are utilizing observable market data to determine the valuations that they provide.
Interest rate swaps and foreign currency forwards are typically valued based on internal models that use observable market data, including applicable interest rates and foreign currency rates in effect as of the measurement date; the model-generated valuations are then typically compared to counterparty valuations for reasonableness; these financial derivatives are generally designated as Level 2 instruments.
For financial derivatives with greater price transparency, such as CDS on corporate indices, market-standard pricing sources are used to obtain valuations; these financial derivatives are generally classified as Level 2.
In valuing its derivatives, the Fund also considers the creditworthiness of both the Fund and its counterparties, along with collateral provisions contained in each derivative agreement.
The Fund's reverse repurchase agreements are carried at cost, which approximates fair value. Reverse repurchase agreements are classified as Level 2 assets and liabilities based on the adequacy of the collateral and their short term nature.
The Fund's valuation process, including the application of validation criteria, is directed by the Adviser's Valuation Committee ("Valuation Committee"). The Valuation Committee includes senior level executives from various departments within EMG, and each quarter the Valuation Committee reviews and approves the valuations of the Fund's investments. The valuation process also includes a monthly review by the Fund's third party sub-administrator. The goal of this review is to replicate various aspects of the Fund's valuation process based on the Fund's documented procedures.
Because of the inherent uncertainty of valuation, the estimated fair value of the Fund's financial instruments may differ significantly from the values that would have been used had a ready market for the financial instruments existed, and the differences could be material to the consolidated financial statements.
(C) Purchase and Sales of Investments: Purchases and sales of investments are recorded on trade date and realized and unrealized appreciation (depreciation) are calculated based on identified cost.
(D) Interest Income: Coupon interest income from CLO debt investments is accrued based on the outstanding principal balance and the current coupon rate to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.
Interest income from CLO equity investments is recognized using the effective interest method in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption. Differences between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the amortized cost basis of the investment.
In estimating future cash flows on the Fund's CLO debt and equity investments, there are a number of assumptions that are subject to significant uncertainties and contingencies; these estimates require the use of a significant amount of judgment. The Fund reviews the effective yield for each position at each measurement date and updates are made based upon the facts and circumstances known to the Fund. The Fund's accretion of discounts and amortization of premiums on securities for U.S. federal income tax and other tax purposes is likely to differ from the accounting treatment under U.S. GAAP of these items as described above.
(E) Other Income: In connection with certain of the Fund's CLO equity investments, the Fund receives distributions from fee letters associated to such CLO equity positions. Distributions from such fee letters are generally based upon a percentage of the collateral manager's fees. Income from fee letters is included in Other income, on the Consolidated Statement of Operations.

(F) Cash and Cash Equivalents: Cash and cash equivalents include cash and short term investments with original maturities of three months or less at the date of acquisition. Cash and cash equivalents typically include amounts held in interest bearing overnight accounts and amounts held in money market funds, and these balances generally exceed insured limits. The Fund holds its cash at institutions that it believes to be highly creditworthy.
(G) Due from brokers/Due to brokers: Due from brokers and Due to brokers accounts on the Consolidated Statement of Assets and Liabilities include collateral transferred to or received from counterparties, including clearinghouses, along with receivables and payables for open and/or closed derivative positions.
(H) Financial Derivatives: The Fund enters into various types of financial derivatives subject to its investment guidelines. The Fund's financial derivatives are predominantly subject to bilateral master trade agreements or clearing in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Fund may be required to deliver or may receive cash or securities as collateral upon entering into derivative transactions. In addition, changes in the relative value of financial derivative transactions may require the Fund or the counterparty to post or receive additional collateral. In the case of cleared financial derivatives, the clearinghouse becomes the Fund's counterparty and a futures commission merchant acts as intermediary between the Fund and the clearinghouse with respect to all facets of the related transaction, including the posting and receipt of required collateral. Collateral received by the Fund is reflected on the Consolidated Statement of Assets and Liabilities as "Due to Brokers." Conversely, collateral posted by the Fund is reflected as "Due from Brokers" on the Consolidated Statement of Assets and Liabilities. The types of financial derivatives that have been utilized by the Fund to date primarily include interest rate swaps, credit default swaps, forwards, and futures.
Swaps: The Fund enters into various types of swaps including credit default swaps and interest rate swaps. The primary risk associated with the Fund's credit default swaps is credit risk. The primary risk associated with the Fund's interest rate swap activity is interest rate risk. The Fund is subject to credit and interest rate risk exposure in the normal course of pursuing its investment objectives.
A credit default swap is a contract under which one party agrees to compensate another party for the financial loss associated with the occurrence of a "credit event" in relation to a "reference amount" or notional value of a "reference asset" (usually a bond or an index or basket of bonds). The definition of a credit event may vary from contract to contract. A credit event may occur (i) when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) fails to make scheduled principal or interest payments to its holders, (ii) with respect to credit default swaps referencing asset-backed securities and indices, when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) is downgraded below a certain rating level, or (iii) with respect to credit default swaps referencing corporate entities and indices, upon an event of default of the obligor of the reference asset (or underlying obligor, in the case of a reference asset that is an index).
Interest rate swaps are contractual agreements whereby one party pays a floating interest rate on a notional principal amount and receives a fixed-rate payment on the same notional principal, or vice versa, for a fixed period of time.
Swaps change in value with movements in interest rates or total return of the reference securities. During the term of swap contracts, changes in value are recognized as unrealized appreciation or depreciation on the Consolidated Statement of Operations. When a contract is terminated, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Periodic payments or receipts required by swap agreements are recorded as unrealized appreciation or depreciation when accrued and realized appreciation or depreciation when received or paid. Upfront payments paid and/or received by the Fund to open swap contracts are recorded as an asset and/or liability on the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss on the termination date.
Futures Contracts: The Fund enters into futures contract, typically U.S. Treasury futures contracts. A futures contract is an exchange-traded agreement to buy or sell an asset for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either in the form of cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market to reflect the current market value of the contract. Unrealized gains or (losses) are included in Change in net unrealized appreciation (depreciation) on financial derivatives in the Consolidated Statement of Operations. Variation margin payments are made or received periodically, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Fund's basis in the contract. Realized gains or (losses) are included in Net realized appreciation (depreciation) on financial derivatives on the Consolidated Statement of Operations.

Forward Currency Contracts: A forward currency contract is an agreement between two parties to purchase or sell a specific quantity of currency with the delivery and settlement at a specific future date and exchange rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Fund's basis in the contract.
Financial derivative assets are included in Financial derivatives–assets, at fair value on the Consolidated Statement of Assets and Liabilities while financial derivative liabilities are included in Financial derivatives–liabilities, at fair value on the Consolidated Statement of Assets and Liabilities.
(I) Reverse Repurchase Agreements: The Fund enters into reverse repurchase agreements with third-party broker-dealers, whereby it sells securities under agreements to repurchase at an agreed upon price and date. The Fund accounts for reverse repurchase agreements as collateralized borrowings, with the initial sale price representing the amount borrowed, and with the future repurchase price consisting of the amount borrowed plus interest, at the implied interest rate of the reverse repurchase agreement, on the amount borrowed over the term of the reverse repurchase agreement. The interest rate on a reverse repurchase agreement is based on competitive market rates (or competitive market spreads, in the case of agreements with floating interest rates) at the time such agreement is entered into. When the Fund enters into a reverse repurchase agreement, the lender establishes and maintains an account containing cash and/or securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements are carried at their contractual amounts, which approximate fair value due to their short-term nature.
(J) Offering Costs/Deferred Offering Costs/Underwriters' Discounts: Offering costs, underwriters' discounts and commissions and fees, are charged against shareholders' equity within Additional paid-in-capital. Offering costs typically include legal, accounting, and other fees associated with the cost of raising equity capital.
(K) Distributions: Distributions on our common shares are recorded on the ex-date.
The Fund has a dividend reinvestment plan (the “DRIP”) under which the Fund’s distributions on common shares, net of any applicable U.S. withholding tax, are reinvested in additional shares of the same class of shares of the Fund as the respective dividend declared. Shareholders automatically participate in the DRIP unless they opt out; shareholders who opt out will receive dividends in cash.
Under the DRIP, whenever the Fund declares a distribution on its common shares, such distributions would be reinvested in newly issued shares of the Fund at a price per share equal to 95% of the market price per share at the close of regular trading on the NYSE on the payment date of such distribution (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While the Fund plans to generally issue new shares for DRIP purposes, the Board reserves the right to authorize the purchase of common shares in the open market in connection with the implementation of the DRIP.
(L) Expenses: Expenses are recognized as incurred on the Consolidated Statement of Operations.
(M) Foreign Currency: The functional currency of the Fund is U.S. dollars. Assets and liabilities denominated in foreign currencies are remeasured into U.S. dollars at current exchange rates at the following dates: (i) assets, liabilities, and unrealized appreciation/depreciation—at the valuation date; and (ii) income, expenses, and realized appreciation/depreciation—at the accrual/transaction date. For investments and financial derivatives denominated in a foreign currency, the Fund isolates the portion of realized and change in unrealized appreciation (depreciation) resulting from changes in the foreign currency exchange rate from the fluctuations arising from changes in fair value (as measured in such foreign currency). Changes in realized appreciation (depreciation) due to foreign currency and change in unrealized appreciation (depreciation) due to foreign currency are included in Net realized appreciation (depreciation) on foreign currency transactions and Change in net unrealized appreciation (depreciation) on foreign currency transactions, respectively, on the Consolidated Statement of Operations.
(N) Share Repurchases: Common shares that are repurchased by the Fund subsequent to issuance are immediately retired upon settlement and decrease the total number of shares issued and outstanding. The cost of such share repurchases is charged against Paid-in-capital on the Fund's Consolidated Statement of Assets and Liabilities.
(O) Income Taxes: The Fund intends to operate in a manner to qualify to be taxed as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not to be subject to federal income tax on the portions of its taxable income and capital gains that are distributed to shareholders. To qualify as a RIC, the Fund must meet certain requirements, including: (i) registering as an investment company under the 1940 Act and filing tax Form 1120-RIC; (ii) at least 90% of the Fund’s gross income must be from qualifying income sources; (iii) at least 50% of the Fund’s assets must be in cash, government securities, or other securities meeting diversification thresholds; (iv) no more than 25% of the Fund’s total assets may be invested in securities of a single issuer or two or more issuers engaged in the same trade or business; and (v) at least 90% of the Fund’s taxable income, excluding net capital gains and exempt-interest, must be distributed annually to shareholders. Distributions declared in October, November, and December of any calendar year, and paid on or prior to January 31st of the following year, are generally included in such tax reporting to the recipient in the year declared.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in such calendar year and (iii) any income realized, but not distributed, in the preceding year. The Fund expects to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
U.S. federal income tax regulations differ from U.S. GAAP, and the calculation of ordinary income and capital gains in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.
The Fund has elected mark-to-market treatment under Section 475(f) of the Code and does not have any material net unrealized appreciation/depreciation on its assets or liabilities carried at fair value.
The characterization of distributions paid to common shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Generally for U.S. federal income tax purposes distributions to shareholders will be taxable as ordinary income, although a portion of such distributions may be designated as long-term capital gain or qualified dividend income, or may constitute a return of capital.
As of September 30, 2025, the Fund has not recorded a liability for uncertain tax positions pursuant to ASC 740, Income Taxes.
(P) Segment Reporting: An operating segment is defined as a component of an entity that (i) engages in business activities from which revenues are recognized and expenses incurred, (ii) has discrete financial information available, and (iii) is evaluated on a regular basis by the Chief Operating Decision Maker (the "CODM") for decision-making purposes, including investment and operating decisions, including capital and resource allocation decisions; and communicates results, strategy, and other relevant information to the Board and shareholders. The Fund's CODM is, collectively, its Chief Executive Officer and President and its Portfolio Managers.
The Fund operates through a single operating and reporting segment with an objective to generate attractive current yields and risk-adjusted total returns for its shareholders by acquiring, investing in, and managing its targeted assets. The Fund’s CODM assesses performance and makes investment and operating decisions based on net income reported on the Consolidated Statement of Operations, among other metrics. Significant expenses are separately disclosed on the Consolidated Statements of Operations.
(Q) Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses ("ASU 2024-03"). ASU 2024-03 requires public entities to provide tabular disclosure of certain expenses including employee compensation, on an interim and annual basis, in the notes to the financial statements. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods in fiscal years beginning after December 15, 2027, with early adoption permitted. ASU 2024-03 should be applied on either a prospective basis to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospectively to any or all prior periods presented in the financial statements. ASU 2024-03 is not expected to have a material impact on the Fund's consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting—Improvements to Reportable Segment Disclosures ("ASU 2023-07") which requires incremental disclosures related to an entity's reportable segments, including identifying significant segment expense categories and any multiple measures of segment profit or loss used by the CODM. Additionally, ASU 2023-07 provides further guidance on interim reporting, disclosures required by entities with a single reportable segment, and recasting of previously reported segment information. ASU 2023-07 became effective for fiscal years beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024, with early adoption permitted. The Fund has applied ASU 2023-07 on a retrospective basis, which did not have a material impact on the Fund's consolidated financial statements.

3. Fair Value Measurements
The following table presents the Fund's financial instruments measured at fair value on September 30, 2025:

Description	Level 1	Level 2	Level 3	Total
	(In thousands)
Assets:
Investments:
CLOs	$—	$231,303	$148,291	$379,594
Corporate debt	—	—	593	593
Corporate equity	—	—	83	83
Agency interest only RMBS	—	—	2	2
Total investments, at fair value	—	231,303	148,969	380,272
Financial derivatives–assets, at fair value:
Options	1,012	34	—	1,046
Total financial derivatives–assets, at fair value	1,012	34	—	1,046
Total assets, at fair value	1,012	231,337	148,969	381,318
Liabilities:
Financial derivatives–liabilities, at fair value:
Credit default swaps	—	(4,596)	—	(4,596)
Total liabilities, at fair value	$—	$(4,596)	$—	$(4,596)
The table below includes a roll-forward of the Fund's financial instruments measured at fair value for the six-month period ended September 30, 2025 (including change in fair value), for financial instruments classified by the Fund within Level 3 of the valuation hierarchy.

	CLOs	Corporate Debt	Corporate Equity	Agency Interest Only RMBS
	(In thousands)
Beginning balance—April 1, 2025	$133,423	$434	$56	$2
Purchases	51,826	173	56	—
Proceeds from sales	(29,146)	(406)	(12)	—
(Amortization)/accretion, net	(6,579)	—	—	—
Net realized appreciation (depreciation)	1,127	349	(14)	—
Change in net unrealized appreciation (depreciation)	1,384	43	(3)	—
Transfers:
Transfers into level 3	23,414	—	—	—
Transfers out of level 3	(27,158)	—	—	—
Ending balance—September 30, 2025	$148,291	$593	$83	$2
All amounts of net realized and changes in net unrealized appreciation (depreciation) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized appreciation (depreciation) for both Level 3 financial instruments held by the Fund at September 30, 2025, as well as Level 3 financial instruments disposed of by the Fund during the six-month period ended September 30, 2025. For Level 3 financial instruments held by the Fund as of September 30, change in net unrealized appreciation (depreciation) of $0.8 million, $30 thousand, and $(3) thousand for the six-month period ended September 30, 2025 relate to CLOs, corporate debt, and corporate equity, respectively.
At September 30, 2025, the Fund transferred $27.2 million of assets from Level 3 to Level 2 and $23.4 million of assets from Level 2 to Level 3. Transfers between hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.

The following table identifies the significant unobservable inputs that affect the valuation of the Fund's Level 3 financial instruments as of September 30, 2025:

				Range
Description	Fair Value	Valuation Technique	Significant Unobservable Input	Min	Max	Weighted Average(1)
	(In thousands)
CLOs	$83,442	Market quotes	Non-binding third-party valuation	$5.00	$100.00	$65.55
	64,849	Discounted cash flows	Yield(2)	10.8%	92.1%	15.4%
	148,291
Corporate debt	593	Discounted cash flows	Yield	6.7%	43.9%	19.6%
Corporate equity	83	Discounted cash flows	Yield	18.5%	22.6%	18.9%
(1)Averages are weighted based on the fair value of the related instrument.
(2)Excludes CLOs with a fair value of $0.4 million which have expected yields below 0% or greater than 100%.
Third-party non-binding valuations are validated by comparing such valuations to internally generated prices based on EMG's and/or third-party models and, when available, to recent trading activity in the same or similar instruments. For those instruments valued using discounted cash flows, such estimates of future cash flows may incorporate projections of interest and principal payments, fee rebates, credit losses, and redemptions.
Material changes in any of the inputs above in isolation could result in a significant change to reported fair value measurements.
Not included in the disclosures above are the Fund’s other financial instruments, which are carried at cost, and include cash and cash equivalents, due to/from broker, and reverse repurchase agreements. Cash and cash equivalents includes cash held in interest bearing overnight accounts, for which fair value equals the carrying value, and cash held in money market accounts, which are liquid in nature and for which fair value equals the carrying value; such assets are considered Level 1 assets. Due from brokers and Due to brokers include collateral transferred to or received from counterparties, along with receivables and payables for open and/or closed derivative positions. These receivables and payables are short term in nature and any collateral transferred consists primarily of cash; fair value of these items approximates carrying value and such items are considered Level 1 assets and liabilities. The Fund's reverse repurchase agreements are carried at cost, which approximates fair value due to their short term nature and are classified as Level 2 liabilities based on the adequacy of the collateral and their short term nature.
4. Financial Derivatives
The Fund manages certain risks associated with its investments and borrowings, including interest rate, credit, liquidity, and foreign exchange rate risk primarily by managing the amount, sources, and duration of its investments and borrowings, and through the use of derivative financial instruments. The Fund's derivative financial instruments are used to manage differences in the amount, timing, and duration of its known or expected cash receipts and its known or expected cash payments principally related to its investments and borrowings, as well as to mitigate changes in the fair value of its investments that are caused by changes in overall market conditions.
The table below details the average notional values of the Fund's financial derivatives, using absolute value of month end notional values, for the six-month period ended September 30, 2025:

Derivative Type	Six-Month Period Ended September 30, 2025
(In thousands)
Options	174,082
Credit default swaps	35,593
Futures	18,839
Forward	811
Interest rate swaps	714

Gains and losses on the Fund's financial derivatives for the six-month period ended September 30, 2025 are summarized in the tables below:

Derivative Type	Net Realized Appreciation (Depreciation) on Periodic Settlements of Interest Rate Swaps	Net Realized Appreciation (Depreciation) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps	Net Realized Appreciation (Depreciation) on Financial Derivatives	Change in Net Unrealized Appreciation (Depreciation) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Appreciation (Depreciation) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Appreciation (Depreciation) on Financial Derivatives
(In thousands)
Interest rate swaps	$18	$11	$29	$—	$7	$7
Futures		(1,609)	(1,609)		—	—
Credit default swaps		(1,019)	(1,019)		45	45
Options		(126)	(126)		(963)	(963)
Total	$18	$(2,743)	$(2,725)	$—	$(911)	$(911)
5. Borrowings under Reverse Repurchase Agreements
The Fund enters into reverse repurchase agreements. A reverse repurchase agreement involves the sale of an asset to a counterparty together with a simultaneous agreement to repurchase the transferred asset or similar asset from such counterparty at a future date. The Fund accounts for its reverse repurchase agreements as collateralized borrowings, with the transferred assets effectively serving as collateral for the related borrowing. The Fund's reverse repurchase agreements typically range in term from 30 to 364 days. The principal economic terms of each reverse repurchase agreement—such as loan amount, interest rate, and maturity date—are typically negotiated on a transaction-by-transaction basis. Other terms and conditions, such as relating to events of default, are typically governed under the Fund's master repurchase agreements. Absent an event of default, the Fund maintains beneficial ownership of the transferred securities during the term of the reverse repurchase agreement and receives the related principal and interest payments. Interest rates on these borrowings are generally fixed based on prevailing rates corresponding to the terms of the borrowings, and interest is paid at the termination of the reverse repurchase agreement at which time the Fund may enter into a new reverse repurchase agreement at prevailing market rates with the same counterparty, repay that counterparty and possibly negotiate financing terms with a different counterparty, or choose to no longer finance the related asset. In response to a decline in the fair value of the transferred securities, whether as a result of changes in market conditions, security paydowns, or other factors, reverse repurchase agreement counterparties will typically make a margin call, whereby the Fund will be required to post additional securities and/or cash as collateral with the counterparty in order to re-establish the agreed-upon collateralization requirements. In the event of increases in fair value of the transferred securities, the Fund generally can require the counterparty to post collateral with it in the form of cash or securities. The Fund is generally permitted to sell or re-pledge any securities posted by the counterparty as collateral; however, upon termination of the reverse repurchase agreement, or other circumstance in which the counterparty is no longer required to post such margin, the Fund must return to the counterparty the same security that had been posted. The contractual amount (loan amount) of the Fund's reverse repurchase agreements approximates fair value, based on the short-term nature of the debt and the adequacy of the collateral.
At any given time, the Fund seeks to have its outstanding borrowings under reverse repurchase agreements with several different counterparties in order to reduce the exposure to any single counterparty. As of September 30, 2025, the Fund had outstanding borrowings under reverse repurchase agreements with six counterparties.
The following table details the Fund's outstanding borrowings under reverse repurchase agreements as of September 30, 2025:

		Weighted Average
Remaining Days to Maturity	Borrowings Outstanding	Interest Rate	Remaining Days to Maturity
	(In thousands)
30 days or less	$2,855	4.25%	13
31-60 days	88,466	5.44	47
61-90 days	77,049	4.62	75
91-120 days	1,445	5.15	91
121-150 days	5,518	5.45	127
Total	$175,333	5.05%	62

Reverse repurchase agreements involving underlying investments that the Fund sold prior to period end, for settlement following period end, are shown using their contractual maturity dates even though such reverse repurchase agreements may be expected to be terminated early upon settlement of the sale of the underlying investment.
As of September 30, 2025, the fair value of CLOs transferred as collateral under outstanding borrowings under reverse repurchase agreements was $275.7 million. Additionally, as of September 30, 2025, the Fund posted to (received from) reverse repurchase agreement counterparties net cash collateral of $0.1 million as a result of margin calls with various reverse repurchase agreement counterparties.
Amount at risk represents the excess, if any, for each counterparty of the fair value of collateral held by such counterparty over the amounts outstanding under reverse repurchase agreements. The following table provides details by counterparty for such counterparties for which the amounts at risk relating to our reverse repurchase agreements was greater than 10% of NAV as of September 30, 2025.

Counterparty	Amount at Risk	Weighted Average Remaining Days to Maturity	Percentage of Net Asset Value
	(In thousands)
RBC Capital Markets LLC	$31,848	67	14.1%
BNP Paribas Securities Corp.	26,215	51	11.6
6. Offsetting of Assets and Liabilities
The Fund records certain financial instruments at fair value as described in Note 2. In connection with its financial derivatives and reverse repurchase agreements, and related trading agreements, the Fund and its counterparties are required to pledge collateral. Cash or other collateral is exchanged as required with each of the Fund's counterparties in connection with open derivative positions and reverse repurchase agreements.
The following table presents information about certain assets and liabilities representing financial instruments as of September 30, 2025. The Fund has not previously entered into master netting agreements with any of its counterparties. Certain of the Fund's reverse repurchase agreements and financial derivative transactions are governed by underlying agreements that generally provide a right of net settlement, as well as a right of offset in the event of default or in the event of a bankruptcy of either party to the transaction.

Description	Amount of Assets (Liabilities) Presented in the Consolidated Statement of Assets and Liabilities(1)	Financial Instruments Available for Offset	Financial Instruments Transferred or Pledged as Collateral(2)(3)	Cash Collateral (Received) Pledged(2)(3)	Net Amount
(In thousands)
Assets:
Financial derivatives–assets	$1,046	$(33)	$—	$—	$1,013
Liabilities:
Financial derivatives–liabilities	(4,596)	33	—	4,563	—
Reverse repurchase agreements	(175,333)	—	175,406	(73)	—
(1)In the Fund's Consolidated Statement of Assets and Liabilities, all balances associated with reverse repurchase agreements and financial derivatives are presented on a gross basis.
(2)For the purpose of this presentation, for each row the total amount of financial instruments transferred or pledged and cash collateral (received) or pledged may not exceed the applicable gross amount of assets or (liabilities) as presented here. Therefore, the Fund has reduced the amount of financial instruments transferred or pledged as collateral related to the Fund's reverse repurchase agreements and cash collateral pledged on the Fund's financial derivative assets and liabilities. As of September 30, 2025, the fair value of financial instruments transferred or pledged as collateral on the Fund's reverse repurchase agreements, net of the fair value of any financial instruments received by the Fund as the result of margin calls, were $275.7 million. As of September 30, 2025, total cash collateral (received) pledged on financial derivative assets and financial derivative liabilities excludes $3 thousand and $2.4 million, respectively, of net excess cash collateral.
(3)When collateral is pledged to or pledged by a counterparty, it is often pledged or posted with respect to all positions with such counterparty, and in such cases such collateral cannot be specifically identified as relating to a particular asset or liability. As a result, in preparing the above table, the Fund has made assumptions in allocating pledged or posted collateral among the various rows.

7. Common Shares
The Fund has authorized unlimited common shares of beneficial interest, no par value; as of September 30, 2025, there were 37,567,849 common shares outstanding.
Detailed below is a roll forward of the Fund's common shares outstanding for the six-month period ended September 30, 2025:

Six-Month Period Ended September 30, 2025
Common Shares Outstanding—April 1, 2025	37,559,195
Share Activity:
Common shares issued under DRIP	8,654
Common Shares Outstanding—September 30, 2025	37,567,849
Unvested restricted shares outstanding—September 30, 2025	39,577
As discussed in Note 1, as a result of the Conversion, the Fund adopted ASC 946 and changed its fiscal year end. Prior to the Conversion the Fund had authorized 500,000,000 common shares, $0.01 par value per share. Detailed below is a roll forward of the Fund's common shares outstanding for periods prior to April 1, 2025:

	Three-Month Period Ended March 31, 2025	Year Ended December 31, 2024
Common Shares Outstanding—December 31, 2024 and 2023, respectively	29,651,553	18,601,464
Share Activity:
Common shares issued(1)	8,075,118	10,964,023
Restricted common shares issued(2)	—	90,229
Common shares repurchased(3)	(167,476)	—
Forfeiture of common shares to satisfy tax withholding obligations	—	(4,163)
Common Shares Outstanding—March 31, 2025 and December 31, 2024, respectively	37,559,195	29,651,553
Unvested restricted shares outstanding—March 31, 2025 and December 31, 2024, respectively	39,577	62,729
(1)Issued under an “at the market” offering program which was terminated upon the Conversion.
(2)Issued under an equity incentive plan which was terminated upon the Conversion.
(3)Repurchased under a share repurchase program which was terminated upon the Conversion.
The below table provides details on the Fund's restricted common shares granted pursuant to share award agreements which are unvested at September 30, 2025:

Grant Recipient	Number of Restricted Shares Granted	Grant Date	Vesting Date(1)
Partially dedicated employees:
	7,236	December 14, 2023	December 14, 2025
	17,350	December 20, 2024	December 12, 2025
	14,991	December 20, 2024	December 12, 2026
(1)Date at which such restricted shares will vest and become non-forfeitable.

The below table provides details on the Fund's distributions for the six-month period ended September 30, 2025:

Record Date	Payment Date	Distribution Per Common Share	Cash Distribution	Value of DRIP Shares Issued	Total Distribution	DRIP Shares Issued	DRIP Share Issuance Price
			(In thousands)	(In thousands)	(In thousands)
April 30, 2025	May 27, 2025	$0.08	$3,005	$—	$3,005	—	$—
May 30, 2025	June 30, 2025	0.08	3,005	—	3,005	—	—
June 30, 2025	July 31, 2025	0.08	3,005	—	3,005	—	—
July 31, 2025	August 29, 2025	0.08	3,005	17	3,022	2,919	5.56
August 29, 2025	September 30, 2025	0.08	3,005	15	3,020	2,796	5.42
September 30, 2025	October 31, 2025	0.08	3,005	15	3,020	2,939	5.18
			$18,030	$47	$18,077	8,654
Distribution Policy
The timing and frequency of distributions will be determined by the Board based upon a variety of factors deemed relevant by the Fund's trustees, including restrictions under applicable law, the RIC distribution rules, and capital requirements of the Fund. As discussed in Note 2, the Fund has elected mark-to-market treatment under Section 475(f) of the Code. As a result, distributions to shareholders generally will be taxable as ordinary income, although a portion of such distributions may be designated as long-term capital gain or qualified dividend income, or may constitute a return of capital. The Fund will furnish annually to each shareholder a statement setting forth distributions paid or deemed paid during the preceding year and their U.S. federal income tax treatment.
8. Related Party Transactions
Investment Advisor
The Fund and the Adviser are parties to the Advisory Agreement (the "Advisory Agreement") which became effective upon the Conversion. Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the Fund’s investment program, including identifying, structuring, executing, monitoring, and servicing the Fund’s investments, and for providing such personnel and related services as it deems necessary or useful to perform these duties. The Fund does not have any employees.
Under the terms of the Advisory Agreement, the Adviser receives a quarterly base management fee in an amount equal to 1.50% per annum of the Fund's NAV, calculated as the Fund's total assets minus its total liabilities (the "Base Management Fee"). The Base Management Fee is payable quarterly in arrears. For the six-month period ended September 30, 2025, the total base management fee incurred was $1.7 million.
In addition to the Base Management Fee, pursuant to the Advisory Agreement, the Fund will pay the Adviser a performance fee (the "Performance Fee"). The Performance Fee is calculated and payable quarterly in arrears based upon the Fund's Pre-Performance Fee Net Investment Income, with respect to each fiscal quarter. Pre-Performance Fee Net Investment Income for any fiscal quarter means, interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments. The Performance Fee is subject to a hurdle rate of 2.00% per quarter, or 8.00% per annum (the "Hurdle Rate"), and is subject to a "catch-up" feature. Specifically:
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the result obtained by multiplying the NAV attributable to common equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate (the "Hurdle Amount") for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;

•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter. Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.
With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.
For the six-month period ended September 30, 2025, the Fund incurred performance fees of $3.2 million.
The Advisory Agreement has an initial term of two years. Thereafter, unless the Fund or the Adviser exercise its respective termination rights, the Advisory Agreement will renew annually so long as such continuance shall be approved at least annually by (a) the vote of the Fund’s Board, or by the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.
Under the terms of the Advisory Agreement, the Fund is required to reimburse the Adviser for certain operating expenses related to the Fund that are incurred by the Adviser, including expenses relating to legal, accounting, due diligence, other services, and other costs and expenses. The Fund's reimbursement obligation is not subject to any dollar limitation.
During the six-month period ended September 30, 2025, the Fund reimbursed the Adviser $2.4 million, for previously incurred operating expenses. As of September 30, 2025, the outstanding payable to the Adviser for operating expenses was $1.1 million which is included in Accrued expenses and other liabilities on the Consolidated Statement of Assets and Liabilities.
Administrator
The Fund has entered into an administration agreement (the “Administration Agreement”) with Ellington Credit Company Administrator LLC (the “Administrator”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to its shareholders. In addition, the Administrator assists the Fund in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon its allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses, benefits, and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer, and their respective support staff. The Administrator has delegated certain accounting and administrative services to an unrelated third-party. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board, including by a majority of the Independent Trustees, on an annual basis.
When considering the approval of the Administration Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third-party.
Services Agreement
The Adviser, the Administrator, and EMG are parties to a services agreement, pursuant to which EMG is required to provide the Adviser sufficient personnel, services, and resources to enable the Adviser to carry out its obligations and responsibilities under the Advisory Agreement. The Fund is a named third-party beneficiary to the services agreement and, as a result, has, as a non-exclusive remedy, a direct right of action against EMG in the event of any breach by the Adviser of any of its duties, obligations, or agreements under the Advisory Agreement that arise out of or result from any breach by EMG of its obligations under the services agreement. The services agreement will terminate upon the termination of the Advisory Agreement. Pursuant to the services agreement, the Adviser makes certain payments to EMG in connection with the services provided. The Adviser and EMG have overlapping ownership and are under common control.
Transactions with Affiliates and Co-Investments
In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted certain policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser the Administrator, and their respective affiliates, employees, officers, and directors. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.
In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. On August 12, 2025, the SEC issued an exemptive order permitting the Fund, the Adviser, and certain of its affiliates participate in certain co-investment transactions alongside affiliate persons that would otherwise be prohibited under the 1940 Act (the “Co-Investment Exemptive Order”). As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activities. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.
9. Commitments and Contingencies
From time to time, the Fund may become involved in various claims and legal actions arising in the ordinary course of business. The Fund provides current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. As of September 30, 2025, the Fund is not currently subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In the normal course of business the Fund may also enter into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund's maximum exposure under these arrangements, including future claims that may be made against the Fund that have not yet occurred, is unknown. The Fund has not incurred any costs to defend lawsuits or settle claims related to these indemnification agreements. The Fund has no liabilities recorded for these agreements as of September 30, 2025 and management is not aware of any significant contingencies.

10. Financial Highlights (Unaudited)

Six-Month Period Ended September 30, 2025
PER SHARE DATA(1)
Net asset value per share—Beginning of period	$6.08
Net increase (decrease) in net assets resulting from operations:
Net investment income	0.40
Net realized and unrealized appreciation (depreciation)	(0.01)
Total net increase (decrease) in net assets resulting from operations	0.39
Distributions(2):
Distributions to common shareholders—Earnings	(0.41)
Distributions to common shareholders—Return of capital	(0.07)
Total distributions	(0.48)
Net asset value per share—End of period	$5.99
Per share market value—Beginning of period	$5.41
Per share market value—End of period	$5.45
Total return based on market value(3)	10.04%
Total return based on net asset value(4)	7.61%
Shares outstanding—End of period	37,567,849
RATIOS/SUPPLEMENTAL DATA
Net asset value—End of period(5)	$225,087
Ratio of expenses to average net assets(6)	9.48%
Ratio of expenses before performance fees to average net assets(6)	6.69%
Ratio of expenses before performance fees and interest expense to average net assets(6)	3.47%
Ratio of net investment income to average net assets(6)	13.16%
Portfolio turnover rate(7)	53.18%
(1)Per share amounts are calculated based on the average shares outstanding during the period.
(2)The Fund monitors its available taxable earnings including expected mark-to-market gains and losses under Section 475(f) of the Code to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s shareholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.
(3)Total return based on market value is calculated assuming that common shares of the Fund were purchased at the market price as of the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Fund’s DRIP and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales commissions investors may incur in purchasing or selling shares of the Fund and is not annualized for a period of less than one year.
(4)Total return based on NAV is calculated assuming that common shares of the Fund were purchased at the NAV per share at the beginning of the period, and distributions paid to common shareholders during the period were reinvested at prices obtained by the Fund’s DRIP, and the total number of shares were sold at the Fund’s NAV per share on the last day of the period. Total return does not reflect any sales commissions investors may incur in purchasing or selling shares of the Fund and is not annualized for a period of less than one year.
(5)Shown in thousands.
(6)Shown on an annualized basis.
(7)Portfolio turnover rate is calculated using the lesser of purchases or sales and repayments for the six-month period ended September 30, 2025 of investments divided by the monthly average of the fair value of total investments.
11. Subsequent Events
Distributions
On October 7, 2025, the Board approved a monthly distribution in the amount of $0.08 per share payable on November 28, 2025 to shareholders of record as of October 31, 2025.
On November 10, 2025, the Board approved a monthly distribution in the amount of $0.08 per share payable on December 31, 2025 to shareholders of record as of November 28, 2025.

Summary of Risk Factors
The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments should be considered risky, and investors may lose all or part of their investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund’s securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and its securities are not an appropriate investment for a short-term trading strategy. There can be no assurance that returns, if any, on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet its investment criteria will be available.
The following is a summary of certain principal risks of an investment in the Fund. For a more complete discussion of the risks of investing in the Fund’s securities, including certain risks not summarized below, see the Fund’s Registration Statement on Form N-2, previously filed with the SEC.
•Risks Related to CLO Investments. The Fund primarily invests in corporate CLOs, which are structured credit securities backed primarily by pools of corporate loans. CLOs involve multiple layers of risk, including exposure to the creditworthiness of the underlying corporate borrowers, potential defaults, and subordination within the CLO capital structure. The Fund’s focus on mezzanine debt and equity tranches increases its exposure to losses relative to investments in more senior CLO tranches. In addition, CLO investments involve complex documentation and accounting considerations, which increase the likelihood of accounting errors or restatement.
•Credit and Default Risk. The underlying corporate loans in the Fund’s CLO investments may be issued by highly leveraged borrowers with a heightened risk of default, particularly in times of economic downturns, rising interest rates, or sector-specific distress. If the credit performance of these borrowers deteriorates, the value of the Fund’s CLO investments could decline significantly, leading to a material adverse impact on the Fund’s financial condition and ability to distribute dividends.
•Subordination Risk. The Fund’s investments in CLO equity and mezzanine debt securities are structurally subordinated to more senior CLO debt tranches, meaning that cash flows and recoveries are distributed to senior tranches before reaching subordinated investors. As a result, CLO equity and mezzanine debt securities are subject to an increased risk of loss, particularly in the event of defaults or underperformance in the underlying corporate loans. Additionally, at the time of issuance, CLO equity securities are typically under-collateralized, as the total face amount of CLO liabilities plus the issuance price of the CLO equity securities typically exceeds the value of the CLO’s assets, further increasing the risk of principal impairment on the CLO’s subordinated debt and equity securities.
•Liquidity and Market Volatility. CLO securities are often illiquid and trade in limited markets with relatively low transparency. Market volatility, particularly in stressed economic environments, could result in significant price fluctuations and valuation challenges. If the Fund needs to liquidate assets to meet obligations, it may be forced to sell holdings at depressed prices, potentially leading to realized losses.
•Structural and Managerial Risks of CLOs. The performance of CLO securities depends not only on the credit performance of the underlying loans but also on the decisions of the CLO collateral managers. These CLO collateral managers have significant discretion in selecting, trading, and managing underlying loans, which may not always align with the interests of CLO investors such as the Fund. Additionally, certain CLOs are not subject to regulatory oversight, which may limit investors’ rights in instances of mismanagement or conflicts of interest.
•Leverage and Financing Risks. The Fund employs leverage through reverse repurchase agreements, credit facilities, and other forms of borrowing, which can magnify potential losses. Further, the Fund is exposed to leverage indirectly through its investments, such as CLO equity securities which are structurally subordinate to the CLO debt tranches, which also magnify the Fund’s risk of loss. The CLO equity securities in which the Fund invests are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times. Additionally, the loan accumulation facilities (“LAFs”) in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing. Accordingly, the Fund’s investments in CLO equity and certain other credit investments will expose it to substantial indirect leverage, which magnifies the risk of significant or total loss. Market disruptions, margin calls, or increases in financing costs could force the Fund to sell assets at unfavorable prices, exacerbating losses. The use of leverage increases the Fund’s volatility and could lead to liquidity constraints.
•Interest Rate Risk. The Fund’s investments are sensitive to fluctuations in interest rates, which may impact the value of its CLO securities and cash flow distributions. While most CLO mezzanine debt investments have floating-rate coupons, mismatches between the timing and structure of interest rate resets in CLO liabilities and underlying corporate loans can reduce excess interest available for CLO equity and mezzanine debt tranches. Rising interest rates can also increase funding costs for corporate borrowers, heightening default risks and negatively affecting CLO collateral performance.

Additionally, fixed-rate assets within CLOs may decline in value as interest rates rise, leading to potential mark-to-market losses for the Fund.
•Reinvestment and Prepayment Risk. CLO collateral managers reinvest cash flows from asset repayments and sales into substitute assets, but if these assets generate lower yields than the original investments, cash flows available to CLO mezzanine debt and equity tranches may decline. Additionally, prepayment rates on underlying loans are influenced by factors beyond the Fund’s control, such as changes in market conditions. CLO debt investors also face the risk that a majority of CLO equity holders may direct a call or refinancing, leading to early repayment of CLO debt securities at par, creating uncertainty around the expected investment duration and cash flows.
•Loan Accumulation Facility Risk. The Fund may invest in LAFs, which are short- to medium-term financing vehicles used to acquire corporate loans prior to the issuance of a CLO. These facilities are subject to market, credit, and structural risks, including the risk that the accumulated loans may not be successfully securitized into a CLO, leaving the Fund exposed to direct credit and market risks associated with holding such assets. Additionally, LAFs are highly leveraged, and have debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing, which amplifies losses on the underlying loans.
•Risks Associated with the Implementation of the Conversion. The Fund’s implementation of the Conversion involved significant changes across its operations, accounting, legal, compliance, and investment activities, each of which introduces material risks that could adversely affect the Fund’s business, financial condition, and ability to pay dividends. These risks include increased operational burdens and counterparty limitations due to new regulatory requirements such as bank custody rules; uncertainty surrounding the change in the Fund’s tax year, which could delay its qualification as a RIC and require continued operation as a taxable C-Corporation; unanticipated tax liabilities or structural inefficiencies arising from the Conversion or future changes in tax law or IRS guidance; disruptions, compliance issues, or cost increases from transitioning to investment company accounting and modifying internal systems and third-party arrangements; and additional legal and regulatory compliance challenges, including adapting to the requirements of the 1940 Act, new reporting obligations, and implementing its derivatives risk management program. The Fund’s failure to successfully manage any of these changes could materially adversely affect the Fund’s business, financial condition, results, and its operations, including, its NAV, tax status, and regulatory. standing, and could expose it to SEC enforcement actions, reputational damage, or limitations on future capital raising
•Derivatives Risk. The Fund may use derivative instruments, including swaps, options, futures, and reverse repurchase agreements, which can be highly volatile and present risks different from or greater than those associated with other investments. These risks include counterparty risk, liquidity risk, leverage risk, and valuation complexities. Small investments in derivatives may exert disproportionate influence on the Fund’s performance, creating leveraged exposure that magnifies losses. In certain transactions, the Fund could lose its entire investment, while in others, potential losses could be theoretically unlimited. Additionally, there is no guarantee that the Fund’s use of derivatives for hedging or risk management will be effective, and in some cases, these strategies may fail to achieve their intended objectives or may even increase the Fund’s exposure to certain risks.
•Counterparty Risk. The Fund is exposed to the risk that counterparties to derivatives, including reverse repurchase agreements, or other financial instruments may fail to perform their contractual obligations. A counterparty’s default or financial deterioration could result in significant losses to the Fund, particularly in times of market stress when counterparty risk is heightened. Additionally, certain CLOs in which the Fund invests may rely on counterparties for liquidity and credit support, and any failure of these counterparties could negatively impact the Fund’s investments.
•Regulatory Risks. Changes in U.S. and international regulations, such as risk retention rules, Volcker Rule provisions, and tax withholding requirements, may affect the market for CLOs and the Fund’s ability to implement its investment strategy
•Risks Relating to the Fund’s RIC Status. The Fund intends to qualify and maintain its status as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. If the Fund qualifies as a RIC, it generally will not be subject to corporate-level U.S. federal income tax on its distributed income and capital gains. However, there is no assurance that the Fund will meet the income, asset diversification, and distribution requirements necessary to maintain its RIC status. Failure to qualify as a RIC would subject the Fund to corporate-level taxation, which could significantly reduce the Fund’s net returns and the cash available for distributions to shareholders and significantly impact its share price.
•Conflicts of Interest and Adviser Management Fee Risk. The Fund is externally managed by its Adviser, which is entitled to a base management fee and a performance fee based on the Fund’s income, creating potential conflicts of interest. The base management fee is calculated based on total equity capital, and the performance fee would be expected to increase with an increase in total equity capital, so the Adviser may have an incentive to recommend to the Board (which includes interested trustees) that the Fund issue additional equity securities. These offerings of equity securities may, among other things, dilute the common share holdings of the existing shareholders, and adversely affect the market price of the Fund’s common shares. The performance fee is calculated quarterly based on the Fund’s pre-performance fee net investment income, without considering realized or unrealized capital losses. As a result, the Adviser may have an incentive to take on higher-risk investments or use leverage to increase income, potentially leading to greater investment losses, particularly during periods of market volatility or economic downturns. The Fund’s performance fee structure does not include a high-water mark or cumulative loss carryforward mechanism, meaning the Adviser could receive performance-based compensation even if the Fund experiences net losses over time. Additionally, because the hurdle rate for performance fees does not adjust with prevailing interest rates, periods of rising interest rates may make it easier for the Adviser to earn a performance fee, even if shareholder returns do not improve correspondingly.
•Adviser’s Discretion and Limited Shareholder Oversight. The Adviser has broad discretion in managing the Fund’s portfolio, and the Board does not review each individual investment decision. As a result, the Adviser’s strategic allocation, use of leverage, or risk-taking decisions could negatively impact the Fund’s performance, liquidity, and ability to meet distribution requirements. Shareholders have limited ability to influence the Adviser’s decision-making and compensation arrangements.
•Key Personnel Dependency and Potential Adviser Termination. The Fund relies on key personnel of the Adviser for investment management and operational oversight. If the Adviser were to terminate its agreement or experience key personnel departures, the Fund may face challenges in implementing its investment strategy and could experience disruptions in portfolio management. Additionally, if the Fund terminates the Advisory Agreement, it may be difficult to secure a replacement adviser with comparable experience and expertise in managing CLO investments.
•Operational and Analytics Model Risks. The Fund relies on its investment adviser and external service providers for asset selection, risk management, and valuation processes. Inaccurate asset valuations, cybersecurity breaches, operational failures, or disruptions at third-party service providers could materially impact the Fund’s performance. The Fund also depends on analytical models, both proprietary and third-party, along with external data to evaluate investment opportunities, measure risk, and value portfolio holdings. These models may be based on historical data, assumptions, or market inputs that could be incorrect, misleading, or incomplete, leading to suboptimal investment decisions, asset mispricing, and failed hedging strategies. Simplified modeling assumptions, outdated or inconsistent data, and differences in predictive methodologies among market participants may further exacerbate valuation discrepancies. Additionally, models that rely on historical market conditions may prove unreliable during periods of extreme volatility or unprecedented financial events. Errors in model-based decision-making could cause the Fund to overpay for assets, sell investments at disadvantageous prices, or miss favorable opportunities, materially impacting its financial condition and results of operations.
•Fund Structure and Trading Risks. The Fund operates as a non-diversified, closed-end management investment company, meaning it may hold a concentrated portfolio and invest more heavily in certain CLOs or sectors, increasing exposure to specific risks. Additionally, shares of closed-end funds often trade at a discount to the NAV, and there is no guarantee that the Fund’s common shares will maintain market liquidity or dividend stability.
•Competitive Market Risk. The Fund operates in a highly competitive market, facing competition from other closed-end funds, hedge funds, private credit funds, structured credit funds, investment banks, and other institutional investors. Many of these competitors have greater financial resources, lower funding costs, and access to investment opportunities that may not be available to the Fund. Additionally, some competitors may have higher risk tolerances, allowing them to pay higher prices or pursue assets that the Fund cannot acquire due to regulatory, tax, or structural constraints. Increased competition for the Fund’s targeted assets may drive up prices, limiting its ability to acquire investments at attractive yields and potentially reducing returns for shareholders.
•Limited Operating History Risk. The Fund has a limited track record as an externally managed, non-diversified, closed-end management investment company, making it difficult to evaluate its long-term performance. The Fund is subject to the risks and uncertainties of a newly structured business, including the potential failure to achieve its investment objectives. As the Fund transitions its portfolio from Agency MBS to CLO securities, it may temporarily hold lower-yielding investments such as cash and cash equivalents, which could reduce near-term returns.
•Foreign Currency Risk. Although the Fund primarily invests in CLOs backed by U.S. assets, it may have exposure to non-U.S. CLO issuers or underlying assets denominated in foreign currencies. Fluctuations in exchange rates may adversely affect the value of these investments, and the Fund may be exposed to additional risks related to currency hedging costs, foreign tax treatment, and the enforceability of creditor rights in foreign jurisdictions.
•Risks Related to Market and Economic Conditions. The Fund’s performance is directly influenced by macroeconomic factors such as inflation, tariffs, credit market disruptions, and Federal Reserve policy changes. Economic downturns or periods of financial distress may result in widespread loan defaults, increased funding costs, and decreased investor confidence, all of which could negatively impact the Fund’s NAV and ability to generate income.
•Market Disruption Risks. The Fund’s business, financial condition, and results of operations may be adversely affected by periods of extreme market volatility, economic downturns, and disruptions in the credit markets. Factors such as inflation, tariffs, rising interest rates, Federal Reserve policy changes, geopolitical tensions, and liquidity shortages in the corporate credit markets could result in widened credit spreads, reduced market liquidity, and increased corporate loan defaults, all of which may negatively impact the value of the Fund’s investments. In times of market stress, the Fund may face higher funding costs, reduced access to capital, and greater difficulty in liquidating assets at favorable prices.
Investors should carefully review the full “Risk Factors” section of the Fund’s registration statement on Form N-2, as filed with the SEC for a more detailed discussion of these and other risks associated with an investment in the Fund. There is no guarantee that the Fund will achieve its investment objectives, and investors may lose all or a significant portion of their investment.

Item 2.    Code of Ethics
The information required by this item is not required in a semi-annual report on Form N-CSR.
Item 3.    Audit Committee Financial Expert
The information required by this item is not required in a semi-annual report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services
The information required by this item is not required in a semi-annual report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrant
The information required by this item is not required in a semi-annual report on Form N-CSR.
Item 6.    Investments
(a) A schedule of investments is included in the Registrant’s Report to Shareholders under Item 1 herein.
(b) Not applicable.
Item 7.    Financial Statements and Financial Highlights for Open-End Management Investment Companies
Not applicable.
Item 8.    Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Item 9.    Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Item 10.    Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The information required by this item is not required in a semi-annual report on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) Not appliable for semi-annual reports.
(a)(2) Not appliable for semi-annual reports.
(a)(3) Not appliable for semi-annual reports.
(a)(4) Not appliable for semi-annual reports.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 15. Submission of Matters to a Vote of Security Holders
There were no material changes to the procedures by which the Shareholders may recommend nominees to the Board during the period covered by the semi-annual report included in Item 1(a) of this Form N-CSR.
Item 16. Controls and Procedures
(a)Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
None.
Item 18. Recovery of Erroneously Awarded Compensation
(a) Not appliable.
(b) Not appliable.
Item 19. Exhibits

Exhibit	Description
(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Not applicable for semi-annual reports.

(a)(3)	Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 19(a)(3) of Form N-CSR) are filed herewith.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 19(b) of Form N-CSR) are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Registrant:	Ellington Credit Company

	By:	/s/ LAURENCE PENN
Laurence Penn Chief Executive Officer (Principal Executive Officer)
	Date:	November 21, 2025
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ LAURENCE PENN
Laurence Penn Chief Executive Officer (Principal Executive Officer)
Date:	November 21, 2025

By:	/s/ CHRISTOPHER SMERNOFF
Christopher Smernoff Chief Financial Officer (Principal Financial and Accounting Officer)
Date:	November 21, 2025